UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1 )
Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
National Storage Affiliates Trust
(Name of Registrant as Specified In Its Declaration of Trust)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 amends and restates in its entirety the Definitive Proxy Statement and related Proxy Card that was originally filed by National Storage Affiliates Trust (the "Company") with the Securities and Exchange Commission on April 7, 2023 (the "Original Definitive Proxy Statement"). The Original Definitive Proxy Statement was filed in connection with the Company's 2023 annual meeting of shareholders to be held on May 22, 2023.

This Amendment No. 1 is being filed for the sole purpose of including Inline eXtensible Business Reporting Language, or Inline XBRL, data tagging, which was inadvertently omitted from the Original Definitive Proxy Statement due to a processing error. No other changes have been made to the Original Definitive Proxy Statement.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 22, 2023
To the Shareholders of National Storage Affiliates Trust:
We invite you to attend the 2023 annual meeting of shareholders (the "Annual Meeting") of National Storage Affiliates Trust, a Maryland real estate investment trust (the "Company," "we," "our" or "us").

Meeting Date:	May 22, 2023

Time:	11:00 a.m., Mountain Daylight Time (MDT)

Location:	The Annual Meeting will be a virtual meeting. You will only be able to attend the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/NSA2023.

Record Date:	March 23, 2023

Items of Business:	1. Election of Ten Trustees to the Company's Board of Trustees
2. Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2023
3. Non-Binding Advisory Resolution to Approve Executive Compensation
4. Transaction of Other Business that Properly Comes Before the Annual Meeting

Method of Access:	We are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our common shareholders of record as of the close of business on the record date. The Notice contains instructions on how to access our proxy statement and annual report over the Internet, how to authorize your proxy to vote by Internet, telephone or mail, and how to request a paper copy of the proxy statement and annual report.

How to Vote:	If you are a registered holder of our common shares as of the close of business on the record date, the Notice was sent directly to you and you may vote your common shares electronically at the Annual Meeting or by submitting your proxy to the Company using the instructions in the Notice. If you hold our common shares in "street name" through a brokerage firm, bank, broker-dealer or other intermediary, the Notice was forwarded to you by that intermediary and you must follow the voting instructions provided by the intermediary. You may also vote electronically at the Annual Meeting if you hold your common shares in "street name" by following the instructions provided by the intermediary.
Your proxy is being solicited by our board of trustees.
We hope that all shareholders who can do so will attend the Annual Meeting in person via the live webcast. The virtual meeting has been designed to provide the same rights to participate as you would have had at an in-person meeting. During the Annual Meeting, you may ask questions and will be able to vote your shares electronically from your home or any remote location with Internet connectivity. We will allocate up to fifteen minutes to answer questions that we deem appropriate and that are pertinent to the Company and the business conducted at the Annual Meeting, and we intend to respond to as many such inquiries at the Annual Meeting as time allows. We request that each shareholder submit no more than two questions, and we may combine similar questions and answer them at once, so that we may have an opportunity to respond to as many questions as possible in the allotted time. If a shareholder has a question that is not appropriate for general discussion, you may contact our Investor Relations team at (720) 630-2600.
If you plan to attend the Annual Meeting via the live webcast, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 11:00 a.m., MDT. Online check-in will begin at 10:45 a.m., MDT, and you should allow ample time for the online check-in procedures.
If you experience technical difficulties with connecting to the live webcast, please contact Broadridge by telephone at 1-844-986-0822 (toll-free in the U.S. and Canada) or at 1-303-562-9302 (for international participants).
Whether or not you plan to attend, we urge you to promptly submit your proxy or voting instructions to help the Company avoid the expense of follow-up mailings and ensure the presence of a quorum at the Annual Meeting.
Our board of trustees recommends that you vote:

✓	FOR Each Trustee Nominee
✓	FOR the Ratification of KPMG LLP as our Independent Registered Public Accounting Firm for 2023
✓	FOR the Advisory Approval of our Executive Compensation

By Order of the Board of Trustees,

Tiffany S. Kenyon Executive Vice President, Chief Legal Officer, and Secretary

Greenwood Village, Colorado
April 7, 2023
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 22, 2023. The Proxy Statement, our 2022 Annual Report to Shareholders, and the means to vote electronically at the Annual Meeting or by Internet, telephone or mail are available at www.proxyvote.com. You will need to enter the control number found on your proxy card to access these materials via the Internet.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY

    This summary highlights information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. You should carefully read this entire Proxy Statement before voting.

VOTING PROPOSALS AND RECOMMENDATIONS

Voting Matter	Board Recommendation	Vote Required
1. Election of Trustees	FOR each of the nominees	Majority of votes cast
2. Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	Majority of votes cast
3. Non-Binding Vote to Approve Executive Compensation	FOR	Majority of votes cast

SNAPSHOT OF BOARD COMPOSITION

    Our trustee nominees represent a mix of independence, age, race, gender, tenure, skills and experience. Set forth below is a snapshot of some key characteristics of our trustee nominees.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	4

Skills and Experience Supporting Our Growth Strategy
Self Storage Experience	REIT Experience	Technology or Cybersecurity Expertise	Public Company or Board Experience	Capital Markets or Mergers and Acquisitions Expertise
Financial Expertise	Real Estate Investment and Management	Private Equity and Investment Expertise	Business Strategy and Operations	Digital Marketing Expertise

2022 BUSINESS HIGHLIGHTS
As of December 31, 2022, we held ownership interests in and operated a geographically diversified portfolio of 1,101 self storage properties, located in 42 states and Puerto Rico, comprising approximately 71.8 million rentable square feet, configured in approximately 564,000 storage units.
In 2022, we acquired 45 wholly-owned self storage facilities for approximately $569.2 million. We also acquired an additional eight self storage facilities through our unconsolidated real estate ventures ("joint ventures") for approximately $214.2 million, in which we have a twenty-five percent (25%) interest. We delivered another year of strong financial and operating performance in 2022, with year over year increases in Same Store Revenue, Same Store NOI and Core FFO per share of 12.1%, 14.9% and 24.3%, respectively.
In addition, one of our participating regional operators ("PROs"), Move It Self Storage, LP, doing business as Move It Self Storage ("Move It"), elected to retire as a PRO effective January 1, 2023. As a result of the retirement, on January 1, 2023, management of the properties in the Move It managed portfolio was transferred to us, the related Move It brand name and intellectual property was internalized by us, and we discontinued payment of any supervisory and administrative fees or reimbursements to Move It. In addition, on January 1, 2023, we issued a non-voluntary conversion notice to convert all subordinated performance units related to Move It's managed portfolio into Class A common units of limited partner interest in our operating partnership ("OP units"). As part of the internalization, a majority of Move It's employees were offered and provided employment by us and continue managing the same portfolio of properties as members of our existing property management platform.
We have continued to focus on our balance sheet, maintain access to multiple sources of capital, and be opportunistic with our debt and equity financings to fund our growth, including through the following:
•Issuance of $325 million of senior unsecured notes in 2022, consisting of:
◦$125 million of 2.96% senior unsecured notes due November 30, 2033; and
◦$200 million of 5.06% senior unsecured notes due November 16, 2032;
•Issuance of approximately $68.9 million of OP units, series A-1 preferred units, and subordinated performance units as consideration for property acquisitions, including $25.7 million of OP units issued at a premium of $60 per OP unit;
•Issuance of a new 7 year term loan in June 2022 in a principal amount of $285 million; and
•Recast of our credit facility in January 2023, increasing our borrowing capacity by $405 million to $1.955 billion with the ability to expand the borrowing capacity to an aggregate of $2.5 billion, and used incremental borrowings under the credit facility to retire $300.0 million of our $375.0 million of debt maturing in 2023.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	5

In addition, in April 2022, a nationally recognized statistical rating organization upgraded the issuer credit rating of our operating partnership to BBB+ with a Stable Outlook from BBB with a Positive Outlook.
We also implemented a share repurchase program, under which we are authorized (but not obligated) to repurchase up to $400 million of Common Shares from time to time. During 2022, we repurchased an aggregate of 1,986,175 Common Shares for approximately $90.0 million.
Our business highlights include the following:

é	2022 Core FFO per Share(1) Increased by 24.3%	é	5 Year Average Annual Growth in Core FFO Per Share(1) of 18.1%(2)

é	2022 Same Store NOI Growth of 14.9%(1)	é	5 Year Quarterly Average Growth in Same Store NOI(1) of 9.4%(2)

é	2022 Same Store Total Revenue Growth of 12.1%(1)	é	5 Year Quarterly Average Growth in Same Store Total Revenue(1) of 7.4%(2)

é	2022 Dividend Growth of 35.2%	é	5 Year Dividend Growth of 85.3%(2)

é	$783.4 million of Wholly-Owned and Joint Venture Acquisitions in 2022	é	$5.6 Billion of Wholly-Owned and Joint Venture Acquisitions over 5 Years(2)

é	Three year total shareholder return of approximately 21%(2)(3)	é	Five year total shareholder return of approximately 62%(2)(3)

(1)    Our same store portfolio is defined in our annual report on Form 10-K filed with the SEC on February 27, 2023. Core FFO and Net Operating Income ("NOI") are defined and reconciled to their most directly comparable U.S. generally accepted accounting principles ("GAAP") measure in Appendix A to this Proxy Statement.
(2)    Measured over the three and five-year periods, respectively, ended December 31, 2022. For Core FFO, it is calculated as the average of the annual growth rates during this period. For Same Store NOI and Same Store Total Revenue, it is calculated as the average of the quarterly growth rates during this period.
(3)    Source: S&P Global Market Intelligence.

Based on our total shareholder return ("TSR") during the three year period and five year period ended December 31, 2022, we have outperformed the Morgan Stanley Capital International US REIT Index ("MSCI US REIT Index").

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	6

Source: S&P Global Market Intelligence

We continue to focus on maintaining a conservative and flexible balance sheet and access to multiple sources of capital to provide additional flexibility to fund our growth. Highlights as of December 31, 2022 include the following:

Debt Profile: Total principal debt outstanding: $3.6 billion(1)
Weighted average maturity: 5.7 years	Minimal interest rate risk: 83% fixed/swapped
Effective interest rate(2): 3.99%	92% debt unsecured(3)
(1)    Amounts give pro forma effect for the credit facility recast and debt retirements on January 3, 2023 and an interest rate swap that was effective starting February 1, 2023.
(2)    Effective interest rate incorporates the stated rate plus the impact of interest rate cash flow hedges and discount and premium amortization, if applicable. For the revolving line of credit, the effective interest rate excludes fees which range from 0.15% to 0.20% for unused borrowings.
(3)    Based on the principal value of the debt.

Investment Grade Rating by a Nationally Recognized Statistical Rating Organization
Our operating partnership: BBB+ with Stable Outlook
Our Series A preferred shares: BBB with Stable Outlook
Our senior unsecured notes: BBB+ with Stable Outlook

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	7

Key Credit Metrics(1)
39% Principal Debt/Total Enterprise Value(2)	6.0x Net Debt/ Adjusted EBITDA(3)	4.3x Interest Coverage Ratio(4)
(1)    Amounts give pro forma effect for the credit facility recast and debt retirements on January 3, 2023 and an interest rate swap that was effective starting February 1, 2023.
(2)    Total Enterprise Value is defined as the sum of the Company’s debt principal outstanding plus our 6.000% Series A cumulative redeemable preferred shares of beneficial interest ("Series A Preferred Shares") and common shares (on a fully diluted basis assuming the prior conversion on a one-for-one basis of all outstanding units in our operating partnership into common shares, except that subordinated performance units are assumed to be converted as described in the following sentence) valued at the closing price per share as of December 31, 2022 of $22.35 and $36.12, respectively. Our subordinated performance units are assumed converted using the hypothetical conversion ratio for the trailing twelve months ended at each respective quarter end, which we publicly disclose each quarter. See Supplemental Schedule 4 to each of our earnings releases which are furnished with the U.S. Securities and Exchange Commission.
(3)    Net debt means principal debt outstanding less cash and cash equivalents as of December 31, 2022. Adjusted EBITDA is annualized based on the fourth quarter ended December 31, 2022. Adjusted EBITDA is defined and reconciled to its most directly comparable U.S. generally accepted accounting principles ("GAAP") measure in Appendix A to this Proxy Statement.
(4)    Interest coverage is computed by dividing Adjusted EBITDA by interest expense, in each case for the quarter ended December 31, 2022. Does not include loss on early extinguishment of debt.

As a result of our continued growth, our Total Enterprise Value (as defined above) has grown by approximately 114% from December 31, 2018 to December 31, 2022.

114% Growth in NSA's Total Enterprise Value - 2018 through 2022
Total Enterprise Value ($ Billions)
15
12
9
6
3
$4.3
$5.7
$6.5
$13.5
$9.2
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22

(1) Total Enterprise Value is defined as set forth above and is valued at the closing price per share as of the dates referenced above in the table.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	8

EXECUTIVE COMPENSATION HIGHLIGHTS

    A significant portion of our Named Executive Officers' compensation is variable or performance-based compensation, which aligns their interests with those of our shareholders. In 2022, more than 80% of our chief executive officer's target pay, and more than 70% of our other Named Executive Officers' target pay, was at risk.
The key elements of our executive compensation program are base salary, annual incentive cash bonus and long-term equity compensation, as described below.

Type	Pay Elements	Form and Purpose
Fixed	Base Salary	–Paid in cash –Fixed annually, taking into account our budgeted operating expenses –Compensates individuals for day-to-day performance
Variable	Annual Incentive Bonus
–Paid in cash
–Based on achievement of certain quantitative and qualitative Company and individual performance objectives over the course of each year
–Objective performance metrics:
–Same Store NOI growth
–Core FFO per share
–Acquisitions volume
–PRO retirements/PROs or joint ventures signed/strategic initiatives
–Rewards short-term annual performance
–Aligned with shareholders

Long-Term Equity Compensation
–Consists of performance-based awards and time-based awards
–Performance-based awards are earned over a three-year performance period contingent upon achievement of the following performance criteria:
–3 year relative TSR as compared to the MSCI US REIT Index
–3 year relative TSR as compared to public company self storage REIT peers
–Time-based awards are earned in equal annual installments over a three-year period, subject to continued employment
–Promotes retention and encourages creation of long-term shareholder value and achievement of long-term business strategies
–Aligned with shareholders

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	9

Key features of our compensation program include the following:

What we do and have....		What we don't do and don't have....
✓	Pay for performance, including incentive compensation (both cash and equity) that is subject to achievement of various performance objectives	✗	No excise tax gross-ups with respect to payments made in connection with a change of control
✓	Salaries comprise a relatively modest portion of each Named Executive Officer's overall compensation opportunity	✗	No non-qualified deferred compensation or supplemental retirement benefits for our Named Executive Officers
✓	Balance of short-term and long-term incentives	✗	No hedging of the value of Company securities
✓	Robust minimum equity ownership guidelines for our Named Executive Officers and trustees	✗	No uncapped cash and equity incentive awards
✓	Clawback policy that allows for the recovery of previously paid executive compensation	✗	No excessive perquisites to Named Executive Officers
✓	Limitations on pledging of Company securities by Named Executive Officers and trustees
✓	Independent compensation consultant
✓	"Double-trigger" change of control benefits

From 2018 through 2022, we have received on average 97.6% approval of our executive compensation program through our say-on-pay votes.

Historical Say-on-Pay Support from 2018 through 2022
Average 5-year Support: 97.6%
Percentage Approval
100.0%
75.0%
50.0%
25.0%
—%
95.9%
98.5%
98.8%
98.0%
96.9%
2018
2019
2020
2021
2022

For more information on our Named Executive Officers and our compensation philosophy, see "Information Regarding Our Named Executive Officers" and "Compensation Discussion and Analysis."

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	10

CORPORATE RESPONSIBILITY INITIATIVES

We strive to operate our business in a manner that is environmentally friendly and socially responsible, and we take into consideration how we interact with our customers and employees as well as the communities in which we operate. Our Environmental, Social and Governance Steering Committee ("ESG Committee"), which is overseen by our CNCG Committee and comprised of members of management, assists our board of trustees and executive management in connection with identifying, developing, implementing and monitoring corporate responsibility initiatives. Our board oversees these initiatives, including periodically reviewing and assessing policies and practices relating to environmental sustainability, social impact, diversity, equity and inclusion, and other public policy or social issues significant to the Company.

MISSION AND CORE VALUES

Our mission is to become the most rewarding self storage company for all of our stakeholders through exceptional growth, value-adding innovation and outstanding service. Our core values of integrity, humility, accountability, and compassion are integral to our company culture and success, encouraging our team members to take pride in building a climate of trust, remain teachable, celebrate our diversity, own successes and failures together, and have empathy.

ENVIRONMENTAL HIGHLIGHTS

We intend to mitigate the impact of our business on the environment and strive to operate in an environmentally sustainable manner. Our environmental initiatives include the following:

Electricity
As of December 31, 2022, approximately 910 of our properties, representing 83% of the properties in our portfolio, have LED lighting. We have also installed motion sensors for the operation of lighting systems at a majority of our facilities, which drives reduced energy consumption, greenhouse gas emissions and energy bills.

Water	Our self storage facilities inherently require minimal water to operate. However, we look for ways to further minimize water consumption, including through the use of water-saving plumbing features and landscaping features that require minimal amounts of water.
Waste	We have an ongoing initiative to right size our waste containers and reduce the frequency of pick-ups, which minimizes our impact on the environment and reduces costs.
Solar
As of December 31, 2022, we had 20 properties equipped with solar installations, which were generating renewable energy that was used in the operation of our facilities or delivered into the power grid. We are also evaluating other opportunities to expand our solar installations.

Usage Monitoring
In 2022, we engaged a utilities bill pay aggregator and expect to transition the vast majority of our stores to the aggregator's platform in 2023. Once this process is completed, we will have improved measurement and reporting of energy and water utilization across our portfolio. We also began reporting to the Global ESG Benchmark for Real Assets ("GRESB") in 2022 by submitting the management portion of the GRESB assessment. We plan to begin reporting information to GRESB regarding our energy utilization in 2023.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	11

CORPORATE GOVERNANCE HIGHLIGHTS
We have a strong corporate governance framework which we believe is important to promoting the long-term interests of our shareholders and other stakeholders. We are also committed to promoting diversity among our management, board of trustees and employees. Our corporate governance framework includes the following elements:

✓	7 of 10 trustee nominees are independent	✓	Equityholders may amend bylaws
✓	Separate chair and chief executive officer roles	✓	Majority voting in uncontested elections
✓	Experienced and dedicated lead independent trustee	✓	Robust minimum equity ownership guidelines
✓	No staggered board of trustees; annual election of all trustees	✓	Active shareholder outreach program
✓	Diversity of age, race, gender, tenure, skills and experience among trustees	✓	No poison pill
✓	Clawback policy for previously paid executive compensation	✓	Prohibition against hedging the value of Company securities
✓	Two Audit Committee financial experts	✓	Limitations on pledging of Company securities by Named Executive Officers and trustees
✓	No excise tax gross-ups on payments made in connection with a change of control	✓	Opted out of Maryland's unsolicited takeover act (which we may not opt into without shareholder approval) and control share acquisition statute

Other highlights of our corporate governance framework include:

Diversity
As of December 31, 2022:

•Approximately 62% of our employees were women;
•Approximately 33% self identified as racially or ethnically diverse;
•Approximately 42% of our senior management team (director level and above) are women; and
•Approximately 50% of our field employee leaders (regional managers and area managers) are women.

In addition, 30% of our trustee nominees are diverse based on gender or race.

In 2022, we formed a Diversity, Equity, Inclusion and Belonging committee comprised of both field and corporate employees. This cross-functional committee is intended to identify and evaluate initiatives to enhance diversity, equity, inclusion and belonging in our company.

In addition, in 2022, we donated $50,000 to the National Association of Real Estate Investment Trusts' ("Nareit") Dividends through Diversity, Equity and Inclusion program, which promotes actionable and sustainable plans that support the recruitment, inclusion, development, and advancement of diverse individuals in REITs and the publicly traded real estate industry. Tamara D. Fischer, our executive chair and former chief executive officer, was also a member of the CEO Council for this program.

Vendor Code of Conduct	We strive to conduct our business in an ethical manner that benefits our stakeholders and which is intended to mitigate our overall impact on the environment. We expect our vendors to operate in a similar manner, as set forth in our Vendor Code of Conduct.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	12

SOCIAL HIGHLIGHTS
We care about the well-being of our employees and customers and want to give back to the communities in which we operate. Our social initiatives include the following:

NSA Employees
We are committed to treating our team members as family. Our team members enjoy an exceptional benefits package including a fully funded healthcare option, a 401(k) Retirement Savings Plan with an employer contribution that currently matches a portion of each eligible employee's contributions, and for our corporate and managerial team members, a performance-based bonus incentive plan. Our team members also enjoy employee discount programs, a wellness reimbursement benefit, and an employee assistance program. We also have a learning platform to supplement our employee's professional development and have created leadership book clubs to support the growth of our emerging leaders. In addition, in 2022 we have launched a women's leadership forum for our corporate mid-level and senior female leaders. In 2023, we are rolling out a leadership boot camp aimed at developing comprehensive business acumen and situational leadership skills for our field leadership team.

Customers	We are focused on continuously enhancing customer satisfaction through our customer service center of excellence, as improving our customers' experience is integral to what we do.
Community
We regularly donate storage units for charitable use. In 2022, we donated storage units to a number of charities, including the 4H, American Cancer Society, American Red Cross, Autism Awareness Wichita Falls, Bikes for Tykes, St. Louis Blues Blind Hockey Club, Kids on the Block, and a number of local fire departments, police departments and schools in the areas in which we operate.
We seek to give back to the communities in which we operate and help those in need of assistance. Examples include partnering with Feeding America, through which in 2022 we committed to donate the equivalent of over 1,500,000 meals annually to assist in ending food insecurity in America. Our corporate office supported the Children's Hospital of Colorado for the 2022 holiday season. As part of the program, our corporate employees donated toys and gifts for children. Through the donations of our employees, and the matching donations from the Company and our executive management team, we donated over $9,000 of toys and gifts. In addition, we sponsored more than 35 members of our corporate office in the Hot Chocolate Run supporting St. Jude Children’s Research Hospital.

In 2022, we, together with members of our executive management team, donated approximately $40,000 to ACE Scholarships, which provides children of low-income families with scholarships to private schools in grades K-12 and advocates for expanded school choice. In addition, together with Arlen D. Nordhagen, our former executive chairman and current vice chair, we have funded $500,000 toward a college scholarship endowment for self storage sector employees through the Self Storage Association Foundation.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	13

GENERAL MEETING INFORMATION

We are providing this Proxy Statement on behalf of the board of trustees of National Storage Affiliates Trust, a Maryland real estate investment trust (the "Company," "we," "our" or "us"), to solicit your proxies for use at the Annual Meeting. Our common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), are listed on the New York Stock Exchange (the "NYSE") under the symbol "NSA".
This Proxy Statement, the Notice of Annual Meeting of Shareholders and the related proxy card are first being made available to shareholders on or about April 7, 2023.
VOTING INFORMATION
Meeting Date, Time and Location
The Annual Meeting will be a virtual meeting held on May 22, 2023, at 11:00 a.m., Mountain Daylight Time (MDT), or at any postponements or adjournments thereof. You will only be able to attend the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/NSA2023. The virtual meeting has been designed to provide the same rights to participate as you would have had at an in-person meeting.

During the Annual Meeting, you may ask questions and will be able to vote your shares electronically from your home or any remote location with Internet connectivity. We will allocate up to fifteen minutes to answer questions that we deem appropriate and that are pertinent to the Company and the business conducted at the Annual Meeting, and we intend to respond to as many such inquiries at the Annual Meeting as time allows. We request that each shareholder submit no more than two questions, and we may combine similar questions and answer them at once, so that we may have an opportunity to respond to as many questions as possible in the allotted time. If a shareholder has a question that is not appropriate for general discussion, you may contact our Investor Relations team at (720) 630-2600.
If you plan to attend the Annual Meeting via the live webcast, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 11:00 a.m., MDT. Online check-in will begin at 10:45 a.m., MDT, and you should allow ample time for the online check-in procedures.
If you experience technical difficulties with connecting to the live webcast, please contact Broadridge by telephone at 1-844-986-0822 (toll-free in the U.S. and Canada) or at 1-303-562-9302 (for international participants).
Record Date
The record date is March 23, 2023.
Who Can Vote
Holders of our Common Shares as of the close of business on the record date are entitled to vote. For all matters submitted for a vote at the Annual Meeting, each Common Share is entitled to one vote. As of the close of business on March 23, 2023, we had 88,296,370 Common Shares that are issued, outstanding and entitled to vote at the Annual Meeting (including unvested restricted Common Shares).
Proxy Materials Provided Through Internet
Pursuant to the rules adopted by the Securities and Exchange Commission (the "SEC"), we have provided access to our proxy materials over the Internet, and we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our common shareholders of record who are entitled to vote at the Annual Meeting. We believe that posting these materials on the Internet enables us to provide shareholders with the information that they need more quickly. It also lowers our costs of printing and delivering these materials and reduces the environmental

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	14

impact of the Annual Meeting. The Notice and this Proxy Statement summarize the information you need to know to vote by proxy or electronically at the Annual Meeting.
Shareholders of Record and Holders in "Street Name"
If you are a registered holder of Common Shares as of the close of business on the record date, the Notice was sent directly to you and you may vote your Common Shares electronically at the Annual Meeting or by proxy. If you hold Common Shares in "street name" through a brokerage firm, bank, broker-dealer or other intermediary, you are a beneficial owner, and the Notice was forwarded to you by that intermediary and you must follow the instructions provided by the intermediary regarding how to instruct the intermediary to vote your Common Shares. In the absence of specific instructions from you on how to vote your shares, your broker, bank, broker-dealer or other intermediary may not be able to vote your shares on certain matters.
Recommendations of our Board of Trustees
Our board of trustees recommends that you vote:

✓	FOR the Election of the Ten Nominees Named in this Proxy Statement to Serve on our Board of Trustees
✓	FOR the Ratification of KPMG LLP as our Independent Registered Public Accounting Firm for 2023
✓	FOR the Advisory Approval of our Executive Compensation
        The board of trustees knows of no other matters that may properly be brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion.
Quorum Required
The presence at the Annual Meeting, via live webcast or by proxy, of holders of Common Shares entitled to cast a majority of all the votes entitled to be cast on any matter to be considered at the Annual Meeting or at any postponement or adjournment thereof shall constitute a quorum. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Annual Meeting for the purpose of determining whether a quorum is present.
A broker non-vote occurs when a brokerage firm, bank, broker-dealer or other intermediary holding shares for a beneficial owner delivers a properly-executed proxy but does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.
Vote Required

If a quorum is present, then the affirmative vote required to approve the proposals described in this Proxy Statement are as follows:

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	15

Proposal	Vote Required
Election of a Trustee	A majority of votes cast for and against the election of such nominee(1)
Ratification of KPMG LLP as our Independent Registered Public Accounting Firm for 2023	A majority of votes cast on the proposal
Non-Binding Vote to Approve Executive Compensation	A majority of votes cast on the proposal
(1)    For more information regarding the election of a trustee, please see "Corporate Governance–Majority Vote and Trustee Resignation Policy" herein.
The vote on compensation is advisory and not binding on our board of trustees. However, our board of trustees and the Compensation, Nominating and Corporate Governance Committee of our board of trustees (our "CNCG Committee") value all shareholder feedback and will continue to consider the outcome of the vote in reviewing executive compensation each year.
How Proxies will be Voted

Common Shares represented by properly submitted proxies received by us prior to or at the Annual Meeting will be voted according to the instructions specified on those proxies.

If you are a registered holder of Common Shares as of the close of business on the record date and have given a properly authorized proxy without specifying any voting instructions, and the proxy is not revoked prior to the Annual Meeting, then the Common Shares represented by such proxy will be voted:

•FOR the election of the ten trustee nominees named in this Proxy Statement as trustees;
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•FOR the advisory approval of the compensation of the Named Executive Officers as described in this Proxy Statement.
    As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the Common Shares represented by properly submitted proxies in their discretion.

If you hold your Common Shares in "street name" through a brokerage firm, bank, broker-dealer or other intermediary, then under NYSE rules, your intermediary may vote your Common Shares without receiving instructions from you only with respect to the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. All other matters that are to be voted upon at the Annual Meeting are considered to be "non-routine" matters. If you hold your shares in street name and do not give the intermediary specific voting instructions on the election of trustees or the advisory vote regarding the compensation of our Named Executive Officers, your shares will not be voted on those items, and a broker non-vote will occur. Broker non-votes and abstentions will have no effect on the voting results for any of the proposals.
How to Vote

You can vote in any of the following ways:

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	16

:
By Internet: To use the Internet to transmit your voting instructions and for electronic delivery of information, have your proxy card in hand when you access the website at www.proxyvote.com, and follow the instructions to obtain your records and to create an electronic voting instruction form. If you hold your shares in street name, follow the instructions provided by your brokerage firm, bank, broker-dealer or other intermediary. Voting instructions transmitted by Internet must be received by 11:59 P.M. Eastern Time on May 21, 2023.

(
By Phone: To transmit your voting instructions by telephone, use any touch-tone telephone to dial 1-800-690-6903. Have your proxy card in hand when you call and then follow the instructions. If you hold your shares in street name, follow the instructions provided by your brokerage firm, bank, broker-dealer or other intermediary. Voting instructions transmitted by telephone must be received by 11:59 P.M. Eastern Time on May 21, 2023.

*
By Mail: To transmit your voting instructions by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o  Broadridge, 51 Mercedes Way, Edgewood, New York 11717. If you hold your shares in street name, follow the instructions provided by your brokerage firm, bank, broker-dealer or other intermediary. Your proxy card must be received by May 21, 2023.

!
In Person at the Annual Meeting via the Live Webcast: If you are a registered holder of Common Shares and attend the Annual Meeting via the live webcast, you may vote electronically at the Annual Meeting. You may also vote electronically at the Annual Meeting if you hold your Common Shares in street name by following the instructions provided by your brokerage firm, bank, broker-dealer or other intermediary. To vote electronically at the Annual Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials.

Even if you plan to attend the Annual Meeting via the live webcast, your plans may change, so we recommend you vote in advance of the meeting.
How to Revoke a Proxy

Any common shareholder of record submitting a proxy retains the power to revoke such proxy at any time prior to its exercise at the Annual Meeting by (i) delivering at or prior to the Annual Meeting a written notice of revocation to our corporate secretary at National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111, (ii) submitting a later-dated proxy or (iii) voting electronically at the Annual Meeting. Attending the Annual Meeting via the live webcast will not automatically revoke your previously submitted proxy unless you vote electronically at the Annual Meeting. If your shares are held in “street name” through a brokerage firm, bank, broker-dealer or other intermediary and you desire to change your vote, you should contact your brokerage firm, bank, broker-dealer or other intermediary for instructions on how to do so.

ANNUAL REPORT
This Proxy Statement is accompanied by our annual report to shareholders (our "Annual Report to Shareholders"), which includes our Form 10-K for the year ended December 31, 2022 (our "Form 10-K").

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF TRUSTEES

BOARD OF TRUSTEES
Our board of trustees was recently reduced from eleven trustees to ten trustees following the unexpected passing of George L. Chapman, who served as one of our independent trustees since the closing of our IPO in April 2015, including as the chair of the CNCG Committee. Rebecca Steinfort has been appointed as the chair of the CNCG Committee in his place and Mr. Hylbert has been appointed as a member of the CNCG Committee. J. Timothy Warren, one of our current trustees, has decided to not stand for re-election to the board at the Annual Meeting. Accordingly, our board of trustees has nominated our other current trustees for re-election, and has also nominated David G. Cramer, our president and chief executive officer, to stand for election at the Annual Meeting. As a result, the trustee nominees standing for re-election or election, as the case may be, at the Annual Meeting are listed below.

Tamara D. Fischer	Steven G. Osgood
Arlen D. Nordhagen	Dominic M. Palazzo
David G. Cramer	Rebecca L. Steinfort
Paul W. Hylbert, Jr.	Mark Van Mourick
Chad L. Meisinger	Charles F. Wu
Each trustee elected will hold office until our next annual meeting of shareholders and until a successor has been duly elected and qualifies, or until the trustee's earlier resignation, death or removal.
We seek highly qualified trustee candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. The CNCG Committee considers diversity of gender, race, age, experience and skills as important factors in choosing the most qualified candidates. We believe that, as a group, the nominees bring a broad range of perspectives that contribute to the effectiveness of our board of trustees as a whole. The procedures and considerations of the CNCG Committee in recommending qualified trustee candidates are described below under "Corporate Governance–Identification of Trustee Candidates" in this Proxy Statement. The CNCG Committee and our board of trustees concluded that each of our trustee nominees should be nominated for election based on the qualifications and experience described in the biographical information below under "–Information Regarding Nominees for Election as Trustees."
It is intended that the Common Shares represented by properly submitted proxies will be voted by the persons named therein as proxy holders FOR the election of Messrs. Nordhagen, Cramer, Hylbert, Meisinger, Osgood, Palazzo, Van Mourick, and Wu and Mss. Fischer and Steinfort as trustees, unless otherwise instructed. If the candidacy of any trustee nominee should, for any reason, be withdrawn prior to the Annual Meeting, the proxies will be voted by the proxy holders in favor of such substituted candidates (if any) as shall be nominated by our board of trustees. Our board of trustees has no reason to believe that, if elected, any of the nominees will be unable or unwilling to serve as a trustee.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	18

INFORMATION REGARDING NOMINEES FOR ELECTION AS TRUSTEES
The following information is furnished as of March 15, 2023 regarding the nominees for re-election or election as trustees, as the case may be.

TAMARA D. FISCHER Age: 67 Executive Chair of the Board of Trustees (formerly Chief Executive Officer)
Ms. Fischer currently serves as our executive chair and served as our chief executive officer from January 2020 until March 31, 2023 and as our president from July 1, 2018 through June 30, 2022. Effective April 1, 2023, Ms. Fischer resigned as chief executive officer and was elevated to the position of executive chair. Prior to January 1, 2020, Ms. Fischer served as our chief financial officer since our inception in 2013. Prior to this role, from 2004 to 2008, Ms. Fischer served as the executive vice president and chief financial officer of Vintage Wine Trust, Inc., a triple net lease real estate investment trust focused on real estate assets related to the U.S. domestic wine industry. From 1993 to 2003, Ms. Fischer served as the executive vice president and chief financial officer of Chateau Communities, Inc., one of the largest real estate investment trusts in the manufactured home community sector. In addition, Ms. Fischer served on the board of directors of Duke Realty Corporation from February 2020 until its acquisition by Prologis, Inc. in October 2022. Ms. Fischer also serves on Nareit's Executive Board and is the chairman of the board of the National Self Storage Association. We believe that Ms. Fischer's extensive knowledge of the REIT industry and of our Company, as well as her financial expertise, qualify her to serve as one of our trustees.

ARLEN D. NORDHAGEN Age: 66 Vice Chair of the Board (formerly Executive Chairman of the Board)	Mr. Nordhagen currently serves as our vice chair, is the founder of our Company, and served as our chief executive officer from our inception in 2013 until January 2020 when he was elevated to executive chairman and as our chairman from the closing of our IPO in April 2015 through March 31, 2023. Effective April 1, 2023, Mr. Nordhagen resigned as executive chairman and became vice chair. Prior to the closing of our IPO, he was the chairman of the board of managers of our Company's sole trustee. He also served as president and chief executive officer of SecurCare Self Storage, Inc. ("SecurCare"), which he co-founded in 1988, from 2000 to 2014. Since Mr. Nordhagen became president of SecurCare in 1999, the company rapidly grew to over 150 self storage properties. SecurCare was one of our PROs until March 31, 2020. In addition, Mr. Nordhagen was a founder of MMM Healthcare, Inc., the largest provider of Medicare Advantage health insurance in Puerto Rico. He has also served as managing member of various private investment funds and held various managerial positions at DuPont and Synthetech, Inc. Mr. Nordhagen graduated with high distinction from Harvard University with a masters in business administration and graduated summa cum laude from the University of North Dakota with a bachelor of science degree in chemical engineering. Mr. Nordhagen has over 30 years of experience in the self storage industry. We believe that Mr. Nordhagen will continue to bring to our board of trustees valuable perspective as the founder and former chief executive officer of our Company and that his experience, leadership skills and extensive knowledge of our Company and the self storage industry qualify him to serve as one of our trustees.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	19

DAVID G. CRAMER Age: 58 President and Chief Executive Officer	Mr. Cramer has served as our president since July 1, 2022 and as our chief executive officer since April 1, 2023. Previously, he served as our executive vice president and chief operating officer since April 1, 2020. Prior to that time, Mr. Cramer served as the president and chief executive officer of SecurCare since 2014. Prior to that, Mr. Cramer served as chief operating officer and director of operations of SecurCare and has more than twenty-five years of experience in the self storage industry since he joined SecurCare in 1998. He has also served on the Company's PRO advisory committee and has led the Company's Technology and Best Practices Group as its chairman since the Company's formation. Mr. Cramer was a founding board member of FindLocalStorage.com, an industry digital marketing consortium. Mr. Cramer also serves as a member of the board of directors of SBOA TI Reinsurance Ltd., a Cayman Islands exempted company, in which the Company has an approximate 6% ownership interest. We believe that Mr. Cramer's extensive knowledge of the self storage industry, our Company and our PROs, as well as his significant acquisitions and operations experience, qualify him to serve as one of our trustees.
PAUL W. HYLBERT, JR. Age: 78 Lead Independent Trustee	Mr. Hylbert currently serves as NSA's lead independent trustee, presiding over the regularly scheduled executive sessions of the independent trustees and has served as one of our independent trustees since the closing of our IPO in April 2015. Mr. Hylbert has also served as an officer and/or director of a number of companies over the past 40 years. Mr. Hylbert has served since 2011 and continues to serve as chairman of Kodiak Building Partners, LLC, a building products distribution platform, and was the chief executive officer from 2011 to 2014. Prior to this role, from 2007 to 2010, Mr. Hylbert served as the president and chief executive officer of ProBuild Holdings Inc., a national fabricator and distributor of building products and a subsidiary of Fidelity Capital. From 2000 until 2006, Mr. Hylbert served as the president and chief executive officer of Lanoga Corporation, one of the top U.S. retailers of lumber and building materials, until it was acquired by Fidelity Capital. Mr. Hylbert also served as the president and co-chief executive officer of PrimeSource Building Products, a national fabricator, packager and distributor of building products from 1991 to 1997, after which the company was sold and Mr. Hylbert served as president from 1997 to 2000. Earlier in his career, Mr. Hylbert served as the chief executive officer of the Wickes Europe, Wickes Lumber, and Sequoia Supply subsidiaries of Wickes, Inc. before leading a leveraged buy-out of Sequoia Supply to form PrimeSource Building Products in 1987. Mr. Hylbert graduated from the University of Michigan with a masters in business administration and graduated from Denison University with a bachelor of arts degree. We believe Mr. Hylbert's extensive experience in synergistic corporate acquisitions and "roll-ups" in the building products industry will continue to bring valuable perspective to our board of trustees and that his experience and leadership qualify him to serve as one of our trustees.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	20

CHAD L. MEISINGER Age: 55	Mr. Meisinger has served as one of our independent trustees since the closing of our IPO in April 2015. Mr. Meisinger is the chief executive officer of Over The Top (OTT) Marketing, which he founded in 2006. OTT Marketing provides multi-location businesses with large scale, inbound digital customer acquisition services that are delivered through a proprietary software platform. Mr. Meisinger was the president and chief executive officer of IP Dynamx, which he founded in 2015, until 2017. In addition, Mr. Meisinger co-founded Thinique Medical Weight Loss in 2013 and built it to over 200 franchised units within a year before selling ownership interests to one of his co-founders. Mr. Meisinger also had the regional development rights for The Joint Corp. between 2011 and 2014, where he was developing more than 40 chiropractic clinics throughout Los Angeles County. Prior to founding OTT, Mr. Meisinger served as head of affiliate sales and marketing for Google Radio from 2006 to 2009. He joined Google Radio after serving as a key investor and chief marketing officer of dMarc Broadcasting, which was acquired by Google Radio in February of 2006 for $1.2 billion in cash and performance incentives. Mr. Meisinger also served as co-founder, chairman and chief executive officer of First MediaWorks from 1999 to 2005, which provided the radio industry with a proprietary software platform and marketing services to help increase ratings and revenue. First MediaWorks was sold to Mediaspan in 2005. Beginning in 1995, Mr. Meisinger served as co-founder, chief executive officer and board trustee of First Internet Franchise Corporation, the first Internet Service Providers (ISP) franchisor in the world with hundreds of franchise territories licensed worldwide. We believe Mr. Meisinger's unique experiences in digital marketing, technology, cybersecurity, and franchising, along with his strong entrepreneurial character, will continue to bring valuable perspective to our board of trustees and that his leadership, experiences, and unique business knowledge qualify him to serve as one of our trustees.
STEVEN G. OSGOOD Age: 66 Chair of Finance Committee	Mr. Osgood has served as one of our independent trustees since the closing of our IPO in April 2015. Mr. Osgood currently serves on the board of directors of Hannon Armstrong Sustainable Infrastructure Capital, Inc. as an independent director and chair of the audit committee. In addition, he serves on the compensation committee. He has also served as the chief executive officer of Square Foot Companies, LLC, a Cleveland, Ohio based private real estate company focused on single tenant properties since 2008. Mr. Osgood was a manager of All Stor Storage, LLC, a company that has been liquidated. From 2007 to 2008, Mr. Osgood served as chief financial officer of DuPont Fabros Technology, Inc., a Washington, DC based real estate investment trust that owned, operated and developed data center properties, which merged with Digital Realty Trust Inc. in 2017. From 2006 to 2007 Mr. Osgood served as chief financial officer of Global Signal, Inc., a Sarasota, Florida based real estate investment trust that was acquired by Crown Castle International Corp. in 2007. Prior to Global Signal, Mr. Osgood served as president and chief financial officer of U-Store-It Trust (now CubeSmart), a Cleveland based self storage real estate investment trust, from the company's initial public offering in 2004 through 2006. Mr. Osgood served as chief financial officer of the Amsdell Companies, the predecessor of U-Store-It, from 1993 until 2004. Mr. Osgood also serves as a board member of the Alzheimer's Impact Movement. Mr. Osgood is a former Certified Public Accountant and was a member of the audit staff of Touche Ross & Co. from 1978 to 1982. Mr. Osgood graduated from the University of San Diego with a masters in business administration and graduated from Miami University with a bachelor of science degree. We believe Mr. Osgood will continue to bring valuable experience to our board of trustees and that his real estate, self storage, and public company experience qualify him to serve as one of our trustees.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	21

DOMINIC M. PALAZZO Age: 67 Chair of Audit Committee	Mr. Palazzo has served as one of our independent trustees since the closing of our IPO in April 2015, including as the chairman of the Audit Committee (as defined below). Mr. Palazzo has more than 34 years of combined experience in public accounting and industry, including 29 years at PricewaterhouseCoopers LLC ("PwC"). Mr. Palazzo most recently held the position of audit partner at PwC until his retirement in 2011. While at PwC Mr. Palazzo was responsible for the real estate practice in their Denver, Colorado office. His expertise is in due diligence, mergers and acquisitions, public equity and debt offerings, corporate restructurings and financings. While at PwC his clients included Chateau Communities, Affordable Residential Communities, and other private real estate companies. He also served real estate clients that developed a number of different types of real estate assets, including multi-family, office, hotels and resort properties. As a partner at PwC he was responsible for the initial public offering of Affordable Residential Communities in 2004. In addition, Mr. Palazzo served in the PwC National Accounting and SEC Directorate in New York City where he performed technical accounting consultations and research for PwC. Mr. Palazzo was also the past president of the Executive Real Estate Roundtable and a former member of the Colorado Society of CPAs and the American Institute of Certified Public Accountants. Mr. Palazzo graduated from DePaul University with a bachelor of science degree in accounting. We believe Mr. Palazzo's public accounting experience with PwC will continue to provide valuable experience and perspective to our board of trustees and that his experience and knowledge of real estate public accounting qualify him to serve as one of our trustees.
REBECCA L. STEINFORT Age: 53 Chair of the CNCG Committee	Ms. Steinfort has served as one of our independent trustees since May 2018. Between July 2017 and January 2019, she served as an independent director on the board of Milacron Holdings Corp. (NYSE: MCRN), a leading industrial technology company serving the plastics processing industry, where she also was a member of the audit committee. Additionally, Ms. Steinfort served on the board of directors of Nature’s Sunshine Products, Inc. (NASD: NATR) as an independent director from February 2015 to May 2018, where she chaired the compliance committee and served as a member of the audit committee. Ms. Steinfort was the Chief Executive Officer of Eating Recovery Center/Pathlight Behavioral Health ("ERC Pathlight"), a national healthcare services provider focused on treating patients suffering from behavioral health conditions until January 2023. Prior to joining ERC Pathlight in March 2018, she served as the Chief Executive Officer of Hero Management LLC, a leading provider of healthcare practice management services for dental, orthodontic and vision care practices that serve the pediatric Medicaid population, from 2015 to 2016. Prior to joining Hero Management LLC in 2015, Ms. Steinfort held various positions at DaVita Healthcare Partners ("DaVita") beginning in 2009, including Co-Founder and Chief Operating Officer of DaVita's primary-care subsidiary and Chief Strategy and Marketing Officer of DaVita's dialysis business unit. Ms. Steinfort held various leadership positions at QIP Holder, LLC (parent company of Quiznos, a multinational sandwich franchise, "Quiznos") between 2007 and 2009, including Chief Marketing Officer. Prior to Quiznos, Ms. Steinfort held various senior executive positions at Level 3 Communications, LLC from 2001 to 2006 and served as a consultant at Bain & Company from 1997 to 1999. Ms. Steinfort graduated from Harvard University with a masters in business administration and graduated from Princeton University with a bachelor of arts degree. We believe that her valuable experience in marketing, technology and strategic planning will continue to bring valuable experience and perspective to our board of trustees and that her experience and knowledge qualify her to serve as one of our trustees.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	22

MARK VAN MOURICK Age: 66	Mr. Van Mourick has served as one of our trustees since the closing of our IPO in April 2015. Mr. Van Mourick is a co-owner of Optivest Properties, LLC ("Optivest"), one of our PROs, which he co-founded in 2007. He is also the founder, and was the chief executive officer until 2018, of Optivest Wealth Management, an SEC registered wealth management firm serving wealthy families in southern California since 1987. In addition, Mr. Van Mourick currently serves as the chairman of the board of Optivest Foundation and serves on the board of Northrise University. Mr. Van Mourick has been a principal, general partner, managing member and/or agent in more than 80 real estate syndications since 1991. Prior to founding Optivest and Optivest Wealth Management, Mr. Van Mourick was a senior vice president and principal at Smith Barney, Harris, Upham. Mr. Van Mourick graduated from the University of Southern California with a dual bachelor of science degree in international finance and management. We believe his unique combination of real estate, self storage and financial experience will continue to bring valuable perspective to our board of trustees and that his experience and knowledge qualify him to serve as one of our trustees.
CHARLES F. WU Age: 65
Mr. Wu has served as one of our independent trustees since February 2021. Mr. Wu is currently an Executive Fellow at Harvard University’s Graduate School of Business, where he has taught since 2015. In 2015, he retired from his role as Managing Director of BayNorth Capital, a Boston-based private real estate equity firm, which he co-founded in July 2004. Prior to co-founding BayNorth Capital, Mr. Wu co-founded the private equity firm Charlesbank Capital Partners in July 1998 and served as Managing Director for 6 years. Prior to co-founding Charlesbank Capital Partners, he served for 3 years as a Managing Director of its predecessor firm, Harvard Private Capital Group, the private equity and real estate investment unit of Harvard Management Company. Prior to this role, Mr. Wu was a Managing Director at Aldrich Eastman & Waltch (“AEW”), where he directed the restructuring group and was a portfolio manager. Prior to AEW, Mr. Wu worked at Morgan Stanley in their corporate finance department. Mr. Wu currently serves as a Trustee for the University of Massachusetts and is also a Board member of the University of Massachusetts Building Authority. He is the Vice-Chair of Newton-Wellesley Hospital. Mr. Wu was a founding board member of the Rose Kennedy Greenway Conservancy, a past President of the Newton Schools Foundation, and a former member of Harvard University’s Facilities and Planning Committee. Mr. Wu has a Masters of Business Administration, with distinction, and a Bachelor of Arts, magna cum laude and Phi Beta Kappa, from Harvard University. The Company believes that Mr. Wu’s valuable experience as a seasoned real estate investor and senior lecturer of business administration, as well as his expertise in private equity investments, capital markets and mergers and acquisitions, will bring valuable experience and perspective to the Board and that his experience and knowledge qualify him to serve as one of the Company's trustees.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	23

Our trustee nominees represent a mix of independence, age, race, gender, tenure, skills and experience, as shown below.

Trustee Nominee Demographics
	Fischer	Nordhagen	Cramer	Hylbert	Meisinger	Osgood	Palazzo	Steinfort	Van Mourick	Wu
Age(1)	67	66	58	78	55	66	67	53	66	65
Average Age	64
Years of Tenure(1)	3	8	0	8	8	8	8	5	8	2
Average Tenure	5.8
Gender Diversity	✓							✓
Racial or Ethnic Diversity										✓
(1) Age and tenure as of April 1, 2023.

Trustee Nominee Skills
	Fischer	Nordhagen	Cramer	Hylbert	Meisinger	Osgood	Palazzo	Steinfort	Van Mourick	Wu
Self Storage	ò	ò	ò			ò			ò	ò
REIT	ò					ò	ò
Public Company or Board	ò	ò	ò	ò	ò	ò	ò	ò
Private Equity or Investment	ò	ò	ò	ò	ò	ò		ò	ò	ò
Real Estate Investment or Management	ò		ò	ò		ò	ò		ò	ò
Business Strategy or Operations	ò	ò	ò	ò	ò	ò		ò	ò	ò
Technology or Cybersecurity			ò		ò			ò
Financial	ò					ò	ò	ò
Mergers and Acquisitions or Capital Markets	ò	ò	ò	ò			ò	ò	ò	ò
Digital Marketing			ò		ò			ò

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	24

Our board of trustees recommends a vote FOR the election of Messrs. Nordhagen, Cramer, Hylbert, Meisinger, Osgood, Palazzo, Van Mourick, and Wu and Mss. Fischer and Steinfort as trustees.
We have not received notice of any additional candidates to be nominated for election as trustees at the Annual Meeting and the deadline for notice of additional candidates has passed. Consequently, the election of trustees will be an uncontested election and the provisions of our Second Amended and Restated Bylaws (the "Bylaws") providing for majority voting in uncontested elections will apply. See "Corporate Governance–Majority Vote and Trustee Resignation Policy" below. Under majority voting, to be elected as a trustee, a nominee must receive votes "FOR" his or her election constituting a majority of the total votes cast for and against such nominee at the Annual Meeting at which a quorum is present. If a nominee who currently is serving as a trustee does not receive sufficient "FOR" votes to be re-elected, Maryland law provides that the trustee would continue to serve on our board of trustees as a "holdover" trustee. Under our Bylaws and corporate governance guidelines (the "Guidelines"), he or she must submit his or her resignation to our board of trustees. Our CNCG Committee will consider such tendered resignation and recommend to our board of trustees whether to accept it. Our board of trustees will decide whether to accept any such resignation within 90 days after certification of the election results and will publicly disclose its decision. If the resignation is not accepted, the trustee will continue to serve until the trustee's successor is duly elected and qualifies or until the trustee's earlier death, resignation, retirement or removal. If a trustee’s offer to resign is accepted by our board of trustees, or if a nominee for trustee is not elected and the nominee is not an incumbent trustee, then our board of trustees, in its sole discretion, may fill any resulting vacancy pursuant to the Bylaws. Proxies solicited by our board of trustees will be voted FOR Messrs. Nordhagen, Cramer, Hylbert, Meisinger, Osgood, Palazzo, Van Mourick, and Wu and Mss. Fischer and Steinfort, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
In accordance with our declaration of trust (the "Declaration of Trust") and our Bylaws, any vacancies occurring on our board of trustees, including vacancies occurring as a result of the death, resignation, or removal of a trustee, or due to an increase in the size of the board of trustees, may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is duly elected and qualifies.
There is no familial relationship, as defined under SEC regulations, among any of the trustees or our Named Executive Officers, other than with respect to Mr. Cramer, who is our president, chief executive officer and one of our trustee nominees, and Mr. Nordhagen, our vice chair of the board of trustees. Messrs. Nordhagen and Cramer are brothers-in-law. See "Corporate Governance–Trustee Independence."

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	25

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of trustees (the "Audit Committee") has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our board of trustees is requesting that our shareholders ratify this appointment of KPMG LLP.

KPMG LLP has audited our consolidated financial statements since the Company's formation. KPMG LLP has also provided certain other services to us.
Neither our Bylaws nor other governing documents or law require shareholder ratification of the Audit Committee's appointment of KPMG LLP as our independent registered public accounting firm. However, our board of trustees is submitting the appointment of KPMG LLP to the shareholders for ratification as a matter of good corporate practice. If the ratification of this appointment is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Representatives of KPMG LLP are expected to be present at the Annual Meeting via the live webcast and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from shareholders.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The following table summarizes the aggregate fees billed to us for professional services provided by KPMG LLP for the years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees(1)	$1,015,000	$1,180,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$1,015,000	$1,180,000
(1)    Audit Fees include fees related to the annual audit of the Company included in our annual report on Form 10-K, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q, accounting consultations attendant to the audit, and for services associated with our public offerings, including review of registration statements and prospectuses and related issuances of comfort letters and consents and other services related to SEC matters. Audit Fees associated with the review of registration statements and issuance of comfort letters included above are $135,000 for 2022 and $200,000 for 2021. Audit Fees also include costs related to the audit of the Company’s internal control over financial reporting based on criteria established in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission.
In accordance with the Audit Committee charter, the Audit Committee reviews and pre-approves the engagement fees and the terms of all audit and non-audit services to be provided by the external auditors and evaluates the effect thereof on the independence of the external auditors.
A majority of all of the votes cast on this proposal at the Annual Meeting is required for its approval. Proxies solicited by our board of trustees will be voted FOR this proposal, unless otherwise instructed. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	26

Our board of trustees recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	27

PROPOSAL 3: NON-BINDING VOTE ON EXECUTIVE COMPENSATION

We are requesting that our shareholders approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

We believe that our compensation policies and practices are strongly aligned with the long-term interests of our shareholders. Shareholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses our compensation philosophy and how our compensation policies and practices implement our philosophy.
As described more fully in that discussion, our compensation programs are designed to attract and retain the best executive talent in a way that allows us to align the interests of our Named Executive Officers with those of our shareholders. We seek to encourage the achievement of our business strategies, the creation of company growth, and the retention of our Named Executive Officers in a manner that is consistent with appropriate risk-taking and based on sound corporate governance practices.
In furtherance of this philosophy, the CNCG Committee has implemented a pay for performance compensation framework to compensate our Named Executive Officers for favorable shareholder returns, the Company’s competitive position within its segment of the real estate industry and each Named Executive Officer's contributions to the Company.
We are requesting your non-binding vote on the following resolution:
"RESOLVED, that our shareholders approve, on an advisory basis, the compensation of our Named Executive Officers as described in this Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure."
Because your vote is advisory, it will not be binding upon us or our board of trustees. However, the CNCG Committee, which is responsible for designing and administering our executive compensation programs, values your opinion and has and will continue to take into account the outcome of the vote when considering future executive compensation arrangements.
If a quorum is present, the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to approve, on an advisory basis, the compensation of our Named Executive Officers. Proxies solicited by our board of trustees will be voted FOR this proposal, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purposes of determining the presence of a quorum.
Our board of trustees recommends a vote FOR approval of the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this Proxy Statement.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	28

BOARD OF TRUSTEES AND COMMITTEE MATTERS

BOARD OF TRUSTEES

Our board of trustees is responsible for overseeing our affairs. Our board of trustees conducts its business through meetings and actions taken by written consent in lieu of meetings. Our board of trustees intends to hold at least four regularly scheduled meetings per year and additional special meetings as necessary. During 2022, our board of trustees held seven meetings. All of our trustees attended at least 75% of the meetings of our board of trustees and of the Audit Committee, CNCG Committee, and Finance Committee, on which they served during this period, either in person, by video or telephonically. Our board of trustees' policy, as set forth in our Guidelines, is to encourage and promote the attendance by each trustee at all scheduled meetings of our board of trustees and all meetings of our shareholders.
COMMITTEES OF THE BOARD OF TRUSTEES
Our board of trustees has three standing committees: the Audit Committee, the CNCG Committee and the Finance Committee. The proposed composition of each committee in 2023 following the Annual Meeting is set forth in the table below.

	Independent Trustee	Audit Committee	CNCG Committee	Finance Committee
Tamara D. Fischer ®
Arlen D. Nordhagen ¯
David G. Cramer(1)
Paul W. Hylbert, Jr.²	✓		✓	✓
Chad L. Meisinger	✓		✓
Steven G. Osgood Ì	✓	✓		ø
Dominic M. Palazzo Ì	✓	ø
Rebecca L. Steinfort	✓		ø
Mark Van Mourick	✓	✓
Charles F. Wu(2)	✓			✓
®    Executive Chair    ¯    Vice Chair    ²    Lead Independent Trustee    ø    Committee Chair    Ì    Audit Committee Financial Expert
(1)    Mr. Cramer is a trustee nominee for election at the Annual Meeting.
(2)    Subject to his election at the Annual Meeting, Mr. Wu is expected to transition off of the Audit Committee and join the Finance Committee.

The membership, roles and responsibilities of each committee are described below.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	29

AUDIT COMMITTEE
Members:	Dominic M. Palazzo (Chair) Steven G. Osgood Mark Van Mourick Charles F. Wu Subject to his election at the Annual Meeting, Mr. Wu is expected to transition off of the Audit Committee.
Number of Meetings in 2022:	9
Independence and Financial Experts:
Each Audit Committee member is independent as required by NYSE listing standards, SEC rules, our Guidelines and Independence Standards (as defined below), and our Audit Committee charter.

Our board of trustees has also determined that all of the Audit Committee members are financially literate, with the requisite accounting or related financial management expertise required by NYSE listing standards, and that Mr. Palazzo and Mr. Osgood qualify and serve as "audit committee financial experts" for purposes of, and as defined by, the SEC rules.

Roles and Responsibilities:
The Audit Committee's responsibilities are set forth in its written charter and include:

–Engaging, reviewing the plans and results of the engagement with, and approving the services provided by, our independent registered public accounting firm;
–Reviewing the independence of the independent registered public accounting firm and considering the range of audit and non-audit fees;
–Reviewing the adequacy of our internal accounting controls;
–Approving, after reviewing with management and external auditors, our quarterly earnings releases and supplemental financial information and our interim and audited annual financial statements prior to each filing of our quarterly reports on Form 10-Q and annual reports on Form 10-K;
–Meeting with officers responsible for certifying our annual reports on Form 10-K or any quarterly report on Form 10-Q prior to any such certification;
–Reviewing with such responsible officers disclosures related to any significant deficiencies in the design or operation of internal controls; and
–Periodically discussing with our external auditors such auditors' judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	30

AUDIT COMMITTEE
Roles and Responsibilities (cont'd):
The Audit Committee also works to discharge our board of trustees' responsibilities relating to:
–Our and our subsidiaries' corporate accounting and reporting practices;
–The quality and integrity of our consolidated financial statements;
–Our compliance with applicable legal and regulatory requirements;
–The performance, qualifications and independence of our external auditors;
–The staffing, performance, budget, responsibilities and qualifications of our internal audit function; and
–Reviewing our policies with respect to risk assessment and risk management, including the guidelines and policies by which these activities are undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counter-party and credit risks, our capital availability and refinancing risks, and any cyber-security or environmental risks, if applicable. The Audit Committee was also responsible for reviewing our hedging and swap policy and strategies until February 2022, at which time this responsibility was transitioned to our Finance Committee.

Audit Committee Charter:	Available on our website at www.nationalstorageaffiliates.com

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	31

COMPENSATION, NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Members:	Rebecca L. Steinfort (Chair) Chad L. Meisinger Paul W. Hylbert, Jr. George L. Chapman*
Number of Meetings in 2022:	4
Independence:	Each CNCG Committee member is independent as required by NYSE listing standards, SEC rules, our Guidelines and Independence Standards, and our CNCG Committee charter.
Roles and Responsibilities:
The CNCG Committee's responsibilities are set forth in its charter and include:

–Annually reviewing and approving the corporate goals and objectives relevant to the compensation paid by us to our Named Executive Officers;
–Evaluating our Named Executive Officers' performance in light of such goals and objectives and, either as a committee or together with our independent trustees (as directed by the board of trustees), determining and approving the compensation of our Named Executive Officers based on that evaluation;
–Overseeing our equity-based compensation plans and programs;
–Reviewing and recommending to our board of trustees from time to time the compensation for our non-executive trustees;
–Advising our board of trustees with respect to the organization, function and composition of the board of trustees and its committees;
–Overseeing the self-evaluation of our board of trustees (individually and as a whole) and the board of trustees' evaluation of management and reporting thereon to the board of trustees;
–Periodically reviewing and, if appropriate, recommending to our board of trustees changes to, our corporate governance policies and procedures;
–Identifying and recommending to our board of trustees potential candidates for nomination;
–Recommending to our board of trustees the appointment of each of our executive officers;
–Assisting our board of trustees and chairman in overseeing the development of executive succession plans; and
–Preparing CNCG Committee reports.

*Mr. Chapman served as Chair of the CNCG Committee until he passed away unexpectedly on March 22, 2023. Ms. Steinfort was appointed as the Chair of the CNCG Committee in Mr. Chapman's place and Mr. Hylbert was appointed as a member of the CNCG Committee.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	32

COMPENSATION, NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Roles and Responsibilities (cont'd):
The CNCG Committee also oversees our ESG Committee. The ESG Committee assists our board of trustees, the CNCG Committee and the Company's management in setting the Company's strategy relating to, identifying and making recommendations regarding, and overseeing communications with respect to, environmental, health and safety, corporate social responsibility, corporate governance, sustainability and other public policy matters that may be relevant to us from time to time ("ESG Matters"). The chairperson(s) of the ESG Committee provide periodic reports to the CNCG Committee.

The CNCG Committee retained Ferguson Partners Consulting, L.P. (formerly known as FPL Associates, L.P.) ("FPC"), a professional services firm focused on compensation and other consulting services as well as executive and board recruitment, to provide advice regarding the compensation program for our Named Executive Officers and independent trustees. FPC reports directly to the CNCG Committee on these matters. Except for the services described above and for cultural assessment, succession planning and executive recruitment consulting services, FPC did not perform in 2022, and does not currently provide, any other services to management or us.

CNCG Committee Charter:	Available on our website at www.nationalstorageaffiliates.com

FINANCE COMMITTEE
Members:
Steven G. Osgood (Chair)
Paul W. Hylbert, Jr.
J. Timothy Warren

Mr. Warren decided not to stand for re-election to the board at the Annual Meeting. Subject to his election at the Annual Meeting, Mr. Wu is expected to join the Finance Committee.

Number of Meetings in 2022:	7
Independence:	Each Finance Committee member is independent as required by NYSE listing standards, SEC rules, and our Guidelines and Independence Standards.
Roles and Responsibilities:
The Finance Committee is responsible for reviewing and, where appropriate, approving, on behalf of the Company, acquisitions or dispositions of self storage properties and debt financing transactions, in each case within certain parameters. In 2022, the Finance Committee's responsibilities were further expanded to include review and approval of the Company's hedging and swap policy and strategies.
Finance Committee meetings are designed to provide the members of the Finance Committee with an opportunity to discuss the rationale for certain acquisitions or dispositions as well as certain debt financing transactions. In making any determination, the Finance Committee reviews all material background items and conducts any further due diligence necessary or desirable to make an informed decision with respect to such transactions.

From time to time, we may form special committees of the board of trustees for a specified purpose.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has furnished the following report for the fiscal year ending December 31, 2022:
The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	33

and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by our board of trustees.
Management is primarily responsible for our financial reporting process including the system of internal controls and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal controls over financial reporting based on criteria established in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee’s responsibility is to oversee and review the financial reporting process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.
The Audit Committee held nine meetings in 2022. Representatives of KPMG LLP were in attendance at seven of our Audit Committee meetings. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and KPMG LLP. At these meetings, among other things, the Audit Committee reviewed and discussed with management the consolidated financial statements contained in our quarterly and annual periodic reports, as applicable, as well as our earnings releases. The Audit Committee also discussed with KPMG LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Auditing Standard No. 1301: Communications with Audit Committees, which included a discussion of KPMG LLP’s judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting. The Audit Committee met with KPMG LLP, with and without management present, to discuss the results of their audits.
The Audit Committee also discussed with KPMG LLP their independence from us. KPMG LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with audit committees concerning independence and represented that it is independent from us. The Audit Committee also received regular updates on the amount of fees and scope of audit and tax services provided by KPMG LLP.
Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee unanimously recommended to our board of trustees that our audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in our annual report to shareholders and in our Annual Report on Form 10-K filed with the SEC.
Dominic M. Palazzo
Steven G. Osgood
Mark Van Mourick
Charles F. Wu

The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	34

COMPENSATION OF INDEPENDENT TRUSTEES

Independent members of our board of trustees receive compensation for their services as trustees as described below. Each independent trustee is permitted, but is not obligated, to elect to receive between 50% and 100% of the value of the total annual cash compensation described below in equity, with such election to be made annually. Members of our board of trustees who are not independent receive no compensation for their services as trustees.

COMPENSATION
For 2022, each of our independent trustees was eligible to receive annual compensation as follows:

2022 Annual Trustee Compensation

$100,000
$60,000
Annual Cash Compensation
Annual Equity Compensation

2022 Additional Annual Cash Compensation

Lead Independent Trustee:	$25,000

Audit Committee
Chair:	$25,000
Member:	$10,000

CNCG Committee
Chair:	$25,000
Member:	$10,000

Finance Committee
Chair:	$20,000
Member:	$10,000

For 2022, 100% of our independent trustees elected to receive all of their annual cash compensation in the form of equity
We also reimburse each of our trustees for expenses incurred in connection with attending board of trustees and committee meetings. In addition, to the extent that the board of trustees forms a special committee from time to time, the trustees serving on the special committee may receive additional compensation.
The table below summarizes the compensation received by our independent trustees during 2022.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	35

Trustee Compensation Table for 2022
Name	Fees Paid or Earned in Cash(1)	Stock Awards(1)	Total
George L. Chapman(2)	$85,000	$100,000	$185,000
Paul W. Hylbert, Jr.	95,000	100,000	195,000
Chad L. Meisinger	70,000	100,000	170,000
Steven G. Osgood	90,000	100,000	190,000
Dominic M. Palazzo	93,750	100,000	193,750
Rebecca L. Steinfort	70,000	100,000	170,000
Mark Van Mourick(3)	70,000	100,000	170,000
J. Timothy Warren	70,000	100,000	170,000
Charles F. Wu	70,000	100,000	170,000
Total	$713,750	$900,000	$1,613,750
(1)    For those trustees that elected in 2022 to receive any portion of the value of their 2022 annual cash compensation in equity, grants for the full value of such compensation were made on May 27, 2022, based on the closing price of our common shares on May 25, 2022 of $50.50. Each of Messrs. Chapman, Hylbert, Meisinger, Osgood, Palazzo, Van Mourick, Warren and Wu and Ms. Steinfort elected to receive payment of 100% of the value of his or her 2022 annual cash compensation in LTIP units which represent a class of partnership interests in our operating partnership, NSA OP, LP (our "operating partnership"). Accordingly, Messrs. Chapman, Hylbert, Meisinger, Osgood, Palazzo, Van Mourick, Warren and Wu and Ms. Steinfort were awarded LTIP units as follows: Mr. Chapman - 3,664 units, Mr. Hylbert - 3,862 units, Mr. Meisinger - 3,367 units, Mr. Osgood - 3,763 units, Mr. Palazzo - 3,664 units, Ms. Steinfort - 3,367 units, Mr. Van Mourick - 3,367 units, Mr. Warren - 3,367 units, and Mr. Wu - 3,367 units. The dollar values shown in the table above for the LTIP units, including LTIP units taken in lieu of cash compensation, represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. The LTIP units granted on May 27, 2022 are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding our 2023 Annual Meeting, so long as such person remains a trustee. With respect to the portion of Mr. Palazzo's 2021 annual cash compensation taken in cash, Mr. Palazzo was paid three-fourths of such amount ($26,250) in equal quarterly installments between April 1, 2021 and December 31, 2021, which is not reflected in the above table. The remaining installment of Mr. Palazzo's 2021 cash compensation ($8,750) was paid in 2022 and is reflected in the above table. The 1,262 LTIP units granted to Mr. Wu on February 25, 2021 in connection with his election to the board of trustees vested on February 25, 2023. The following table sets forth the aggregate number of outstanding compensatory LTIP units held by our non-employee trustees that had not vested as of December 31, 2022:

Name	Number of LTIP units
George L. Chapman(2)	3,664
Paul W. Hylbert, Jr.	3,862
Chad L. Meisinger	3,367
Steven G. Osgood	3,763
Dominic M. Palazzo	3,664
Rebecca L. Steinfort	3,367
Mark Van Mourick	3,367
J. Timothy Warren	3,367
Charles F. Wu	4,629
(2)    Mr. Chapman was a member of the board of trustees until he unexpectedly passed away on March 22, 2023.
(3)    Excludes consideration paid to entities controlled or managed by Mr. Van Mourick, or in which he has an ownership interest, in connection with the acquisition by us of self storage properties. For additional information see "Certain Relationships and Related Transactions–Material Benefits to Related Parties."

Each independent trustee is subject to our minimum equity ownership guidelines. See "Compensation Discussion and Analysis–Minimum Equity Ownership Guidelines."

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	36

CORPORATE GOVERNANCE

GOVERNANCE HIGHLIGHTS

✓	7 of 10 trustee nominees are independent	✓	Equityholders may amend bylaws
✓	Separate chair and chief executive officer roles	✓	Majority voting in uncontested elections
✓	Experienced and dedicated lead independent trustee	✓	Robust minimum equity ownership guidelines
✓	No staggered board of trustees; annual election of all trustees	✓	Active shareholder outreach program
✓	Diversity of age, race, gender, tenure, skills and experience among trustees	✓	No poison pill
✓	Clawback policy for previously paid executive compensation	✓	Prohibition against hedging the value of Company securities
✓	Two Audit Committee financial experts	✓	Limitations on pledging of Company securities by Named Executive Officers and trustees
✓	No excise tax gross-ups on payments made in connection with a change of control	✓	Opted out of Maryland's unsolicited takeover act (which we may not opt into without shareholder approval) and control share acquisition statute

ROLE OF THE BOARD OF TRUSTEES AND RISK OVERSIGHT
Pursuant to our Declaration of Trust and Bylaws, our business and affairs are managed under the direction of our board of trustees. Our board of trustees has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations. Members of our board of trustees keep informed of our business by participating in meetings of our board of trustees and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with Ms. Fischer, our executive chair and former chief executive officer, Mr. Nordhagen, our vice chair and former executive chairman, Mr. Cramer, our president, chief executive officer, and a trustee nominee, and our other Named Executive Officers.
In connection with their oversight of risk to our business, our board of trustees, the Audit Committee and the Finance Committee consider feedback from management concerning the risks related to our business, operations and strategies. The Audit Committee discusses and reviews policies with respect to our risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counter-party and credit risks, our capital availability and refinancing risks, and any cybersecurity or environmental risks, if applicable. The Audit Committee also considers enterprise risk management, and management regularly reports to the Audit Committee and our board of trustees regarding our risk assessment and risk mitigation activities. The Finance Committee discusses and reviews our hedging and swap policy and strategy. Management also regularly reports to our board of trustees and its committees on our leverage policies, our asset acquisition process, any asset impairments and our compliance with applicable real estate investment trust ("REIT") rules and other regulations. Members of our board of trustees routinely meet with management in connection with their consideration of matters submitted for the approval of our board of trustees and the risks associated with such matters.
With respect to cybersecurity, we have established a cybersecurity subcommittee that is comprised of members of our management team and other personnel and which is focused on cybersecurity initiatives. The cybersecurity subcommittee reports regularly to management, and management periodically reports to the Audit Committee and board of trustees regarding the Company's cybersecurity risks and initiatives. We have also

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	37

implemented cybersecurity training at all levels of our organization and conduct periodic phishing assessments for our employees to reinforce that training.
Our board of trustees believes that its composition protects shareholder interests and provides sufficient independent oversight of management. Seven of our ten trustee nominees are "independent" as required by NYSE listing standards, SEC rules, and our Guidelines and Independence Standards, as more fully described under "Corporate Governance–Trustee Independence." The independent trustees meet separately from management on at least a quarterly basis and are very active in the oversight of our Company. The independent trustees oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of our Named Executive Officers and the selection and evaluation of trustees. Each independent trustee has the ability to add items to the agenda of board of trustees meetings or raise subjects for discussion that are not on the agenda for that meeting.
Our board of trustees believes that its super-majority independent composition and the roles that our independent trustees perform provide effective corporate governance at the board of trustees' level and independent oversight of both our board of trustees and management. The current governance structure, when combined with the functioning of the independent trustee component of our board of trustees, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.
LEADERSHIP STRUCTURE OF THE BOARD OF TRUSTEES
Leadership of our board of trustees is vested in our executive chair of the board and in our lead independent trustee. We do not have a formal policy regarding whether the roles of chair of the board and chief executive officer should be separated. Rather, the CNCG Committee and the board of trustees make this determination based on relevant facts and circumstances in order to establish a structure that meets our needs at that time, enhances the understanding and communication between management and the board of trustees, allows for better understanding and evaluation of our operations, and improves the board of trustees' ability to perform its oversight role. Currently, we have separated the roles of chair of the board and chief executive officer. Prior to April 1, 2023, Mr. Nordhagen served as executive chairman of the board and Ms. Fischer served as chief executive officer and as a member of our board of trustees. As of April 1, 2023, Ms. Fischer serves as executive chair of the board, Mr. Nordhagen serves as vice chair, and Mr. Cramer serves as chief executive officer (in addition to his role as president) and is a trustee nominee. In connection with establishing this structure, the CNCG Committee and the board of trustees determined that the separation of the roles in this manner, together with Ms. Fischer's and Mr. Nordhagen's service, and Mr. Cramer's proposed service, on our board of trustees, meets our Company's needs and the above goals.
In recognition of the importance of the board of trustees' independent oversight role and the need to maintain a strong independence from management, we require our board of trustees to annually elect one independent trustee to serve as lead independent trustee when the chair of the board is not independent. Our board of trustees elected Paul W. Hylbert, Jr. as lead independent trustee, a role he has served in since 2016. Our lead independent trustee works with Ms. Fischer, our executive chair of our board of trustees, Mr. Nordhagen, our vice chair of our board of trustees, and Mr. Cramer, our president and chief executive officer and a trustee nominee, to establish the agenda for regular meetings of our board of trustees. Mr. Hylbert also serves as chair of regular meetings of our board of trustees when our executive chair is absent, presides at executive sessions, serves as a liaison among our executive chair, our chief executive officer, and our independent trustees, and encourages dialogue between our independent trustees and Named Executive Officers. He also establishes the agenda for meetings of our independent trustees and performs such other duties as our board of trustees may establish or delegate. Mr. Hylbert's experience and leadership has enhanced the operation of our board of trustees and its ability to perform its oversight role.
CODE OF BUSINESS CONDUCT AND ETHICS
Our board of trustees has adopted a Code of Business Conduct and Ethics (the "Code of Conduct") that applies to our trustees, officers and employees. Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications; compliance with applicable governmental laws, rules and

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	38

regulations; prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and accountability for adherence to the Code of Conduct. Any waiver of the Code of Conduct for our trustees or officers may be made only by our board of trustees or our CNCG Committee and will be promptly disclosed as required by law or stock exchange regulations. The Code of Conduct is available for viewing on our website at www.nationalstorageaffiliates.com. We will also provide the Code of Conduct, free of charge, to shareholders who request it. Requests should be directed to our corporate secretary at National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111.
CORPORATE GOVERNANCE GUIDELINES
Our board of trustees has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our board of trustees carries out its responsibilities, including the trustee resignation policy as described under "–Majority Vote and Trustee Resignation Policy" below. In addition, among the areas addressed by the Guidelines are the composition of our board of trustees, its functions and responsibilities, its standing committees, its PRO advisory committee, trustee qualification standards, access to management and independent advisors, trustee compensation, management succession, trustee orientation and continuing education, oversight of corporate responsibility initiatives, and the annual performance evaluation and review of our board of trustees and committees. The Guidelines are available for viewing on our website at www.nationalstorageaffiliates.com. We will also provide the Guidelines, free of charge, to shareholders who request it. Requests should be directed to our corporate secretary at National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111.
TRUSTEE INDEPENDENCE
The Guidelines provide that a majority of the trustees serving on our board of trustees must be independent as required by the NYSE listing standards. Our board of trustees has also adopted certain independence standards (the "Independence Standards") to assist it in making determinations with respect to the independence of trustees. The Independence Standards are available for viewing on our website at www.nationalstorageaffiliates.com. Based upon its review of all relevant facts and circumstances, our board of trustees affirmatively determined in 2022 that George L. Chapman (who has since passed away, on March 22, 2023), Paul W. Hylbert, Jr., Chad L. Meisinger, Steven G. Osgood, Dominic M. Palazzo, Rebecca L. Steinfort, Mark Van Mourick, J. Timothy Warren, and Charles F. Wu qualified as independent trustees as required by the NYSE listing standards, SEC rules, and our Guidelines and Independence Standards. Our board of trustees conducted a similar review in 2023 and determined that each of our non-executive trustee nominees, Paul W. Hylbert, Jr., Chad L. Meisinger, Steven G. Osgood, Dominic M. Palazzo, Rebecca L. Steinfort, Mark Van Mourick, and Charles F. Wu, qualified as independent trustees as required by the NYSE listing standards, SEC rules, and our Guidelines and Independence Standards. In making these determinations, the board of trustees considered the relationships and transactions described below under "Certain Relationships and Related Transactions."

IDENTIFICATION OF TRUSTEE CANDIDATES
In accordance with the Guidelines and the CNCG Committee's written charter, the CNCG Committee is responsible for identifying and recommending trustee candidates to our board of trustees for consideration as nominees to stand for election at our annual meetings of shareholders. Trustee candidates are recommended for nomination for election as trustees in accordance with the procedures set forth in the CNCG Committee's written charter.
We seek highly qualified trustee candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. The CNCG Committee periodically reviews the appropriate skills and characteristics required of our trustees in the context of the current composition of our board of trustees, our operating requirements and the long-term interests of our shareholders. In accordance with the Guidelines, trustees should possess the highest personal and professional ethics, integrity and values, exercise good business judgment, be committed to representing the long-term interests of our Company and our shareholders and have an inquisitive and objective perspective, practical wisdom and mature judgment. The CNCG Committee reviews trustee

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	39

candidates with the objective of assembling a slate of trustees that can best fulfill and promote our goals, and recommends trustee candidates based upon contributions they can make to our board of trustees and management and their ability to represent our long-term interests and those of our shareholders.
The CNCG Committee evaluates the skill sets required for service on our board of trustees and periodically identifies potential trustee candidates. If it is determined there is the need for additional or replacement members of our board of trustees, the CNCG Committee will assess potential trustee candidates previously identified as well as other appropriate potential trustee candidates based upon information it receives regarding such potential candidates or otherwise possesses, which assessment may be supplemented by additional inquiries. In conducting this assessment, the CNCG Committee considers knowledge, experience, skills, diversity and such other factors as it deems appropriate in light of our current needs and those of our board of trustees. The CNCG Committee considers diversity of gender, race, age, experience and skills as important factors in choosing the most qualified candidates. The CNCG Committee also evaluates, among other things, each potential trustee's knowledge of and experience with self storage, REITs and other real estate investment and management businesses, finance and capital markets, mergers and acquisitions, technology and cybersecurity, digital marketing, public companies and prior board experience, and business strategy and operations. The CNCG Committee may seek input on such trustee candidates from other trustees, including our executive chair, vice chair and our president and chief executive officer, and recommends trustee candidates to our board of trustees for nomination. The CNCG Committee does not solicit trustee nominations, but it will consider recommendations by shareholders with respect to elections to be held at an annual meeting, so long as such recommendations are sent within a reasonable period of time prior to the decision. The CNCG Committee will evaluate nominees recommended by shareholders against the same criteria that it uses to evaluate other nominees. The CNCG Committee may, in its sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying trustee candidates or gathering information regarding the background and experience of trustee candidates. If the CNCG Committee engages any such third party, the CNCG Committee will have sole authority to approve any fees or terms of retention relating to these services.
On February 23, 2023, J. Timothy Warren informed the board that he will not be standing for re-election to the board at the 2023 Annual Meeting. On March 22, 2023, George L. Chapman passed away unexpectedly. Upon the recommendation of our CNCG Committee, our board of trustees determined to reduce the size of our board to ten trustees and nominated David G. Cramer as a trustee nominee.
PERSONAL LOANS TO EXECUTIVE OFFICERS AND TRUSTEES
We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our trustees and executive officers.
TRUSTEE ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS
Our policy is to encourage and promote the attendance by each trustee at all meetings of our shareholders. Ten of our eleven then-current trustees attended the 2022 Annual Meeting. We currently believe that all of our trustees intend to attend the upcoming Annual Meeting.
COMMUNICATIONS WITH THE BOARD OF TRUSTEES
Our board of trustees has approved a process to enable communications with the independent members of the board of trustees, including our lead independent trustee, or the chair of any of the committees of the board of trustees. Communications by email should be sent to NSABoard@nsareit.net. Communications by regular mail should be sent to the attention of David G. Cramer, our president, chief executive officer and trustee nominee, at National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111. Each communication received will be reviewed to determine whether the communication requires immediate action. All appropriate communications received, or a summary of such communications, will be sent to the appropriate member(s) of our board of trustees. However, we reserve the right to disregard any communication we determine is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is similarly inappropriate. Our corporate secretary, or her delegate, has the authority to disregard any inappropriate communications or to take

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	40

other appropriate actions with respect to any such inappropriate communications. In addition, any of our shareholders and any other person may make a good faith report to the Audit Committee regarding any questionable or unethical accounting or auditing matters via regular mail addressed to the Audit Committee, National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111. We also encourage members of our board of trustees to be available to speak to institutional shareholders outside of formal meeting settings.
EXECUTIVE SESSIONS OF INDEPENDENT TRUSTEES
The independent trustees serving on our board of trustees meet in executive sessions at least four times per year at regularly scheduled meetings of our board of trustees. These executive sessions of our board of trustees are presided over by Mr. Hylbert, our lead independent trustee.
ACTIVE SHAREHOLDER OUTREACH AND CORPORATE GOVERNANCE
Our board of trustees values the input and insights of our shareholders and believes that effective shareholder engagement strengthens the board's role as an informed and engaged fiduciary. We are committed to serving our shareholders’ interests and recognize that communicating with shareholders on a regular basis is a critical component of our corporate governance program. As part of this commitment, management actively engages with our shareholders in order to fully understand their viewpoints concerning our Company, to gather feedback on what we can do better and to help our shareholders understand our performance and strategy. In addition to answering questions from shareholders on our quarterly earnings calls, our management regularly engages with shareholders by participating in industry conferences, through in-person and virtual meetings with our shareholders and prospective investors, and by telephone with many shareholders at other times throughout the year to solicit input and answer questions on a variety of topics. During 2022, we held approximately 82 of such meetings with approximately 196 current and prospective investors to discuss various key corporate matters, including our differentiated growth strategy, financing strategy, risk management practices, environmental, social and governance initiatives, and strong corporate governance practices. Interested parties, including shareholders, may communicate their concerns directly to the independent members of our board of trustees, including our lead independent trustee, or the chair of any of the committees of the board of trustees as described above under "–Communications with the Board of Trustees," or to management.
Our board's engagement efforts center on our corporate governance practices, which it regularly reviews to ensure that our practices are consistent with prevailing best practices and the views of our shareholders. For additional information, please see "Corporate Responsibility Initiatives–Environmental Highlights" and "Corporate Responsibility Initiatives–Corporate Governance Highlights."
We have adopted in recent years various policies and guidelines to better align the interests of our trustees and Named Executive Officers with those of our shareholders, including those listed below.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	41

Policies and Guidelines
✓	Not having a shareholders rights plan ("poison pill")
✓	No staggered board of trustees - each of our trustees is subject to re-election annually
✓	Opted out of Maryland's unsolicited takeover statute and required shareholder approval to opt back in
✓	Appointed a lead independent trustee
✓	Adopted a clawback policy
✓	Adopted minimum equity ownership guidelines
✓	Adopted policies to prohibit hedging the value of the Company's securities and limit pledging of the Company's securities by Named Executive Officers and trustees
✓	Implemented a pay-for-performance compensation framework
✓	Adopted trustee majority voting policy
✓	Amended our organizational documents to permit shareholders to amend our Bylaws
✓	Established our ESG Committee
As a result of our opting out of Maryland's unsolicited takeover statute, we may not stagger the election of our trustees without shareholder approval.
MAJORITY VOTE AND TRUSTEE RESIGNATION POLICY
We have a majority voting policy for the election of trustees in uncontested elections. Under majority voting, to be elected as a trustee in an uncontested election, a nominee must receive votes “FOR” his or her election constituting a majority of the total votes cast for and against such nominee at the annual meeting at which a quorum is present. If an incumbent trustee does not receive sufficient “FOR” votes to be re-elected, Maryland law provides that the trustee would continue to serve on the Company’s board of trustees as a “holdover” trustee. Under the Company’s Guidelines, he or she must submit his or her resignation to the Company’s board of trustees. The Company’s CNCG Committee will consider such tendered resignation and recommend to the Company’s board of trustees whether to accept it. The Company’s board of trustees will decide whether to accept any such resignation within 90 days after certification of the election results and will publicly disclose its decision. If the resignation is not accepted, the trustee will continue to serve until the trustee's successor is duly elected and qualifies or until the trustee’s earlier death, resignation, retirement or removal. If a trustee’s offer to resign is accepted by the Company’s board of trustees, or if a nominee for trustee is not elected and the nominee is not an incumbent trustee, then the Company’s board of trustees, in its sole discretion, may fill any resulting vacancy pursuant to the Bylaws. In a contested election, trustees shall be elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present.
BYLAW AMENDMENTS
We have a policy to permit equityholders to alter or repeal any provision of the Bylaws and to adopt new Bylaws. Approval of amendments to the Bylaws by equityholders requires the affirmative vote of both:

•holders of a majority of the Company's Common Shares outstanding as of the Determination Date (as defined below); and

•holders of Common Shares and limited partners (other than the Company) of our operating partnership representing a majority of the number of Common Shares outstanding as of the Determination Date together with the number of additional Common Shares that would be issuable if:
◦all OP units outstanding as of the Determination Date were exchanged on a one-for-one basis, subject to adjustments as provided in the Third Amended and Restated Agreement of

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	42

Limited Partnership of our operating partnership (as amended, the "Partnership Agreement"), for Common Shares, and
◦the OP units which would be outstanding if each series of subordinated performance units (or other similar class or series of OP units created from time to time) outstanding as of the Determination Date (whether or not then convertible) were converted into OP units using the conversion ratio for each such class or series in effect as of the last day of the most recent fiscal year determined pursuant to the terms of the Partnership Agreement and as approved by the Company's board of trustees, were exchanged on a one-for-one basis, subject to adjustments as provided in the Partnership Agreement, for Common Shares.

“Determination Date” means the close of business on the record date for determining the shareholders and holders of OP units and subordinated performance units entitled to cast votes at a duly called annual meeting or special meeting of shareholders.

Our shareholders do not have the power to alter or repeal any provision of our Bylaws relating to the amendment of our Bylaws.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	43

INFORMATION REGARDING OUR NAMED EXECUTIVE OFFICERS

Biographies for our executive officers as of December 31, 2022 and our new 2023 executive officers, other than Ms. Fischer, Mr. Nordhagen and Mr. Cramer, are set forth below. Biographical information for Ms. Fischer, Mr. Nordhagen, and Mr. Cramer is set forth under "Proposal 1: Election of Trustees–Information Regarding the Nominees for Election as Trustees." All of our executive officers are Named Executive Officers.
Effective as of January 1, 2023, Tiffany S. Kenyon was appointed as chief legal officer (in addition to her role as executive vice president and secretary).
In addition, effective as of April 1, 2023:
•Mr. Nordhagen was appointed as vice chair of the board;
•Ms. Fischer was appointed as executive chair of the board;
•Mr. Cramer was appointed chief executive officer (in addition to his role as president); and
•Derek Bergeon was appointed executive vice president and chief operating officer.

BRANDON S. TOGASHI Age: 40 Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer	Mr. Togashi has served as executive vice president, chief financial officer and treasurer since January 1, 2020. Mr. Togashi has also served as our chief accounting officer since January 1, 2017. Mr. Togashi also held the position of controller since he joined the Company in 2014 until March 2019, the title of vice president prior to July 1, 2018, and the title of senior vice president prior to January 1, 2020. Prior to joining the Company, Mr. Togashi served as vice president, corporate accounting at DCT Industrial Trust Inc. from 2013 through 2014. Prior to that role, Mr. Togashi was employed as a manager, and later, as a senior manager in the audit practice of KPMG LLP from 2010 to 2013. Mr. Togashi is a certified public accountant and graduated magna cum laude, as a university honors scholar, from Colorado State University with a bachelor of science degree in business administration.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	44

DEREK BERGEON Age: 46 Executive Vice President, Chief Operating Officer	Mr. Bergeon has served as our executive vice president and chief operating officer since April 1, 2023. Prior to that time, Mr. Bergeon served as our senior vice president of operations since April 15, 2019, and has led the Company's corporate controlled brands since that time. Prior to joining the Company, Mr. Bergeon served in various roles at Extra Space Storage since 2010, including most recently as Division Vice President from 2015 to 2019. Mr. Bergeon is a veteran of the United States Navy and graduated summa cum laude from Ashford University with a Bachelor of Arts degree in business administration. Mr. Bergeon has more than twelve years of experience in the self storage industry and brings over 20 years of experience in operations and multi-unit management.
TIFFANY S. KENYON Age: 48 Executive Vice President, Chief Legal Officer and Secretary	Ms. Kenyon has served as our chief legal officer since January 1, 2023 and as executive vice president since January 1, 2022. Prior to being appointed as chief legal officer, Ms. Kenyon served as our general counsel since January 1, 2022. Before her appointment as general counsel, Ms. Kenyon served as our senior vice president and senior legal officer since May 2018 and has served as our secretary since January 2020. Prior to joining the Company in May 2018, Ms. Kenyon held various positions with MarkWest Energy Partners, L.P., including Vice President, Law. Prior to joining MarkWest in 2008, Ms. Kenyon was in private practice with Greenberg Traurig, LLP, initially as a corporate securities associate and then as a shareholder. Prior to joining Greenberg Traurig, LLP in 2000, Ms. Kenyon was a corporate associate with Freeborn & Peters since 1998. Ms. Kenyon received her juris doctor degree from the University of Colorado at Boulder, where she graduated Order of the Coif, and received her bachelor’s degree in Business Administration from the University of North Carolina at Chapel Hill, where she graduated Phi Beta Kappa.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

This section of our Proxy Statement discusses the principles underlying our executive compensation policies and decisions. In addition, it provides qualitative information about the manner and context in which compensation is awarded to, and earned by, our Named Executive Officers, and places in perspective the data presented in the tables and narrative that follow.

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES
The primary goals for our executive compensation program are:

✓	Attract and retain the best executive talent
✓	Align the interests of our Named Executive Officers and our shareholders
✓	Encourage the achievement of our business strategies and the creation of Company growth
✓	Encourage appropriate risk-taking and reflect sound corporate governance practices
To achieve these goals, we have implemented a pay for performance compensation framework to compensate our Named Executive Officers for favorable shareholder returns, the Company’s competitive position within its segment of the real estate industry and each Named Executive Officer's contributions to the Company.
We expect to continue to pay competitive base salaries to our Named Executive Officers and anticipate that our compensation incentives will take the form of annual incentive cash bonuses and long-term equity incentives measured by objective Company performance targets and, to a lesser extent with respect to annual incentive cash bonuses, subjective individual performance targets, established by our CNCG Committee, which are specifically tailored to each Named Executive Officer. In addition, our CNCG Committee may determine to make awards to new Named Executive Officers and other existing and new personnel in order to retain and attract talented professionals.
The main elements of our executive compensation program are set forth below:

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	46

Type	Pay Elements	Form and Purpose
Fixed	Base Salary	–Paid in cash –Fixed annually, taking into account our budgeted operating expenses –Compensates individuals for day-to-day performance
Variable	Annual Incentive Bonus
–Paid in cash
–Based on achievement of certain quantitative and qualitative Company and individual performance objectives over the course of each year
–Objective performance metrics:
–Same Store NOI growth
–Core FFO per share
–Acquisitions volume
–PRO retirements/PROs or joint ventures signed/strategic initiatives
–Rewards short-term annual performance
–Aligned with shareholders

Long-Term Equity Compensation
–Consists of performance-based awards and time-based awards
–Performance-based awards are earned over a three-year performance period contingent upon achievement of the following performance criteria:
–3 year relative TSR as compared to the MSCI US REIT Index
–3 year relative TSR as compared to public company self storage REIT peers
–Time-based awards are earned in equal annual installments over a three-year period, subject to continued employment
–Promotes retention and encourages creation of long-term shareholder value and achievement of long-term business strategies
–Aligned with shareholders

Our CNCG Committee believes having a significant portion of variable or performance-based compensation achieves our goals of encouraging high performance, promoting accountability and motivating our Named Executive Officers to achieve our business objectives and aligning their interests with those of our shareholders. In 2022, more than 80% of our chief executive officer's target pay, and more than 70% of our other Named Executive Officers' target pay, was at risk.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	47

2022 BUSINESS HIGHLIGHTS

1,101 Properties in 42 States as of December 31, 2022	53 Wholly-Owned and Joint Venture Properties Acquired for $783.4 Million	Implemented Common Share Repurchase Plan for up to $400 Million

12.1% Same Store Total Revenue Growth	14.9% Same Store Net Operating Income Growth	2022 Core FFO per Share Increased 24.3%

Move It PRO Retired as of January 1, 2023	Operating Partnership Credit Rating Increased to BBB with a Positive Outlook	Balance Sheet Focus with Multiple Sources of Capital

$525 Million Senior Unsecured Notes issued in 2022	Recast Credit Facility in January 2023 and Increased Borrowing Capacity by $405 Million to $1.955 Billion	In January 2023 Retired $300.0 Million of our $375.0 Million of Debt Maturing in 2023

For additional information about our 2022 business highlights, see "Proxy Statement Summary—2022 Business Highlights."
Our 2022 financial highlights include the following:

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	48

Our same store portfolio is defined in our annual report on Form 10-K filed with the SEC on February 27, 2023. Core FFO and NOI are defined and reconciled to their most directly comparable GAAP measure in Appendix A to this Proxy Statement.

Outperformed on a 3-Year Basis between December 31, 2019 through December 31, 2022:

+21.1%	+11.3%	+20.3%
vs. the MSCI US REIT Index	vs. the Russell 2000 Index	vs. the Nareit All Equity REIT Index

Outperformed on a 5-Year Basis between December 31, 2017 through December 31, 2022:

+42.1%	+39.5%	+37.7%
vs. the MSCI US REIT Index	vs. the Russell 2000 Index	vs. the Nareit All Equity REIT Index
Source: S&P Global Market Intelligence. Measured on a cumulative basis.

Our total TSR performance was approximately 21% and 62% over the three-year and five-year periods ended December 31, 2022, respectively. Although our total TSR underperformed during for the three-year and five-year periods ended December 31, 2022 as compared to our public company self storage REIT peers, we ranked 24th out of 129 REITs in the MSCI US REIT Index for the three-year period ended December 31, 2022, and for the five-year period ended December 31, 2022, we ranked 27th out of 129 REITs in the MSCI US REIT Index.

Total Three and Five Year TSR of Public Company Self Storage REITs
(Three and Five Year Period Ended December 31, 2022)

National Storage Affiliates Trust
Extra Space Storage
CubeSmart
Life Storage
Public Storage
21%
62%
53%
99%
44%
69%
52%
101%
50%
64%
0
20
40
60
80
100
120
Total TSR Percentage
Total 3-Year TSR
Total 5-Year TSR

        Source: S&P Global Market Intelligence

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	49

In 2022, we acquired 45 wholly-owned self storage facilities for approximately $569.2 million and eight joint venture properties for approximately $214.2 million.

Invested in 45 Consolidated Properties and Eight Joint Venture Properties in 2022
Number of Properties
1,050
900
750
600
450
300
150
0
100
137
219
277
448
515
675
742
821
1,050
1,101
At Formation
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
At Formation
Captive Pipeline
3rd Party Acquisitions
New PROs
Strategic Joint Ventures

During the past five years, we have received on average 97.6% approval of our executive compensation program through our say-on-pay votes.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	50

Historical Say-on-Pay Support from 2018 through 2022
Average 5-year Support: 97.6%
95.9%
98.5%
98.8%
98.0%
96.9%
100.0%
50.0%
—%
Percentage Approval
2018
2019
2020
2021
2022

ROLES OF OUR CNCG COMMITTEE, COMPENSATION CONSULTANT AND MANAGEMENT
    CNCG Committee
Our CNCG Committee, which is comprised entirely of independent trustees, has overall responsibility for monitoring the performance of our Named Executive Officers and evaluating and approving our executive compensation plans, policies and programs. In addition, our CNCG Committee oversees our 2015 equity incentive plan (our "Equity Incentive Plan").
Our CNCG Committee determines all components of our executive chair's compensation. With respect to our other Named Executive Officers, our CNCG Committee seeks input from our executive chair and reviews and approves all components of the other Named Executive Officers' compensation.
    Compensation Consultant
Our CNCG Committee has engaged FPC, an outside compensation consultant, to provide guidance with respect to the development and implementation of our compensation programs. FPC provides our CNCG Committee with advice concerning the types and levels of compensation to be paid to our Named Executive Officers and independent trustees.
Our CNCG Committee policy requires that its compensation consultants be independent of Company management. Our CNCG Committee performs an annual assessment to determine whether FPC is independent. Our CNCG Committee assessed FPC's independence most recently in February 2023 and determined that the engagement did not raise any conflict of interests with management.
    Management
Ms. Fischer, our executive chair and former chief executive officer, and Mr. Nordhagen, our vice chair and former executive chairman, generally attend CNCG Committee meetings and provide information as to the individual performance of the Named Executive Officers and other key employees. Beginning in 2023, Mr. Cramer, our president and chief executive officer, will also attend CNCG Committee meetings. Ms. Fischer makes annual recommendations to our CNCG Committee with respect to our other Named Executive Officers (including Messrs. Nordhagen and Cramer) and other key employees. Nonetheless, all components of our Named Executive Officers'

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	51

compensation are approved by our CNCG Committee in its sole discretion and our executive chair is not present during our CNCG Committee’s determination with respect to her own compensation.
BENCHMARKING PROCESS
Our CNCG Committee, in consultation with FPC, conducts compensation benchmarking analyses to ensure that our compensation programs for our Named Executive Officers and independent trustees are competitive with those of certain other publicly traded REITs (each, a "Benchmarking Analysis" and together, the "Benchmarking Analyses"). The Benchmarking Analyses include a comprehensive review of each component of the total compensation opportunities for our Named Executive Officers and independent trustees relative to market data for REITs with market capitalization and enterprise value similar to that of our Company. We refer to this group of REITs as our "peer group". The peer group used for the 2021 independent trustee Benchmarking Analysis and 2022 Named Executive Officer Benchmarking Analysis is listed below.

Peer Group Company	2022 Named Executive Officer Benchmarking Analysis	2021 Independent Trustee Benchmarking Analysis
American Campus Communities, Inc.		●
Apartment Income REIT Corp.	●	●
Brixmor Property Group Inc.	●
CoreSite Realty Corporation		●
Cousins Properties Incorporated	●	●
CubeSmart	●	●
EastGroup Properties, Inc.	●	●
First Industrial Realty Trust, Inc.	●	●
Kite Realty Group Trust	●	●
Life Storage, Inc.	●	●
Omega Healthcare Investors, Inc.	●
Physicians Realty Trust		●
Rexford Industrial Realty, Inc.	●	●
Sabra Health Care REIT, Inc.		●
STAG Industrial, Inc.	●	●
The changes to the peer group for the 2022 Benchmarking Analysis were made in consultation with FPC to remove companies that the CNCG Committee believed were no longer suitable for inclusion in the peer group due to their relative size from an equity UPREIT market capitalization and total capitalization perspective and to replace them with companies that are similarly sized to the Company or are within recommended size parameters.

The market data for our Named Executive Officers was sourced from FPC’s proprietary database and the 2020, 2021 and 2022 Nareit Compensation Surveys conducted by FPC. For our independent trustees, the market data was sourced from the 2021 National Association of Corporate Directors Director Compensation Report, the National Association of Corporate Directors Compensation webinar in February 2021, the Top 100 Real Estate Compensation Analysis conducted by FPC in June 2021, and the public filings of the REITs included in the analysis. This information was considered by our CNCG Committee in approving increased annual base salaries for our

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	52

Named Executive Officers in 2022 and 2023, as set forth below under "Elements of our Compensation Program–Base Salary." The independent trustee Benchmarking Analysis was considered by our CNCG Committee in approving our independent trustee compensation program for 2022, as described above under "Compensation of Independent Trustees." Any changes approved are intended to better align each Named Executive Officer's and independent trustee's total compensation with the peer group.

GOVERNANCE HIGHLIGHTS
    We strive to adopt policies and practices that we believe are in the best interests of our Company and our shareholders. See "Corporate Governance–Governance Highlights" and "Corporate Governance–Active Shareholder Outreach and Corporate Governance" for additional information.
KEY FEATURES OF OUR COMPENSATION PROGRAM

What we do and have....		What we don't do and don't have....
✓	Pay for performance, including incentive compensation (both cash and equity) that is subject to achievement of various performance objectives	✗	No excise tax gross-ups with respect to payments made in connection with a change of control
✓	Salaries comprise a relatively modest portion of each Named Executive Officer's overall compensation opportunity	✗	No non-qualified deferred compensation or supplemental retirement benefits for our Named Executive Officers
✓	Balance of short-term and long-term incentives	✗	No hedging of the value of Company securities
✓	Robust minimum equity ownership guidelines for our Named Executive Officers and trustees	✗	No uncapped cash and equity incentive awards
✓	Clawback policy that allows for the recovery of previously paid executive compensation	✗	No excessive perquisites to Named Executive Officers
✓	Limitations on pledging of Company securities by Named Executive Officers and trustees
✓	Independent compensation consultant
✓	"Double-trigger" change of control benefits

ELEMENTS OF OUR COMPENSATION PROGRAM
The compensation provided to our Named Executive Officers consists of base salary, annual cash bonus and long-term equity incentive compensation.
    Base Salary
Base salaries are a fixed component of compensation that reflects each Named Executive Officer's position and responsibilities. Base salaries are reviewed annually by our CNCG Committee and may be adjusted to better match competitive market levels or to recognize a Named Executive Officer's professional growth, development, and increased responsibility. The table below summarizes the 2022 and 2021 base salary and corresponding percentage change against the prior year for each Named Executive Officer:

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	53

	Base Salary
Executive	2022	2021	Change
Arlen D. Nordhagen	$300,000	$250,000	20%
Tamara D. Fischer	700,000	600,000	17%
David G. Cramer	550,000	420,000	31%
Brandon S. Togashi	450,000	400,000	13%

The changes in 2022 base salaries were based on the 2020 Named Executive Officer Benchmarking Analysis and the 2021 Nareit Compensation Survey, each conducted by FPC, to bring base salaries in line with the Company's peers.
For 2023, our CNCG Committee approved the following base salaries for our Named Executive Officers in line with our compensation objectives: $100,000 for Mr. Nordhagen, $300,000 for Ms. Fischer, $600,000 for Mr. Cramer and $475,000 for Mr. Togashi. For Mr. Nordhagen, Ms. Fischer, and Mr. Cramer, the 2023 base salaries became effective as of April 1, 2023.
    Annual Incentive Cash Bonus Payments
We have provided and expect to continue to provide incentive cash bonuses to encourage outstanding individual and Company performance by motivating our Named Executive Officers to achieve short-term Company performance objectives and individual goals. Our annual incentive cash bonus program for our Named Executive Officers is based primarily on objective factors aligned with our Company's performance, and to a lesser extent on subjective factors.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	54

2022 Annual Incentive Cash Bonus Program Elements
Objective Performance Criteria	Same Store NOI growth
–Rationale: Key performance indicator to evaluate year-over-year operations
Core FFO per share
–Rationale: Key performance indicator widely used by REITs and by the Company to evaluate the operations of our properties and excludes various items in net income (loss) that do not relate to or are not indicative of our performance

Acquisitions volume
–Rationale: Key performance indicator reflecting the Company's growth, because acquisitions are a significant component of the Company's growth strategy
PRO retirements/PROs or joint ventures signed/strategic initiatives
–Rationale: Key performance indicator reflecting the Company's ability to continue its growth over the long-term
Subjective Criteria	–Tailored to each Named Executive Officer –Considered together with the objective elements and accounts for individual achievements not solely based on quantifiable metrics
Weighting	–Objective and subjective criteria are weighted for each Named Executive Officer
Performance Levels	–Threshold: Minimum level of performance for incentive cash bonuses to be earned for a particular metric and if not met, no incentive cash bonuses will be earned for that metric
–Target: Level of performance that must be met for incentive cash bonuses to be earned at the target amount for a particular metric
–Maximum: Level of out-performance above target for a particular metric and, if met or exceeded, the incentive cash bonuses will be capped at the maximum level for such performance metric
Payout Range	–From 50% (at threshold) to 150% (at maximum performance) of target amount –If performance falls between two levels, linear interpolation applies

    For an explanation of how we calculate NOI and Core FFO, which are both non-GAAP financial measures, see Appendix A to this Proxy Statement.
The performance levels of each metric are set annually by the CNCG Committee and are intended to take into account, among other things, the Company's prior performance and market conditions that may influence or affect the Company's performance during the upcoming year.
The following table shows the objective metrics and weightings and the associated 2022 incentive cash bonus opportunity levels for our Named Executive Officers, along with the actual performance achieved in 2022 for the objective metrics.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	55

					2022 Annual Incentive Levels
Performance Criteria	Weighting for Arlen D. Nordhagen	Weighting for Tamara D. Fischer	Weighting for David G. Cramer	Weighting for Brandon S. Togashi	Threshold	Target	Maximum	Actual
Same Store NOI Growth	15%	20%	25%	20%	9%	10%	11.0%	14.9%
Core FFO per Share	35%	35%	30%	35%	$2.68	$2.71	$2.74	$2.81
Acquisitions Volume ($ millions)	25%	20%	20%	20%	$400.0	$500.0	$600.0	$622.8
PRO retirements/PROs or JVs signed/strategic initiatives	15%	10%	10%	10%	1	2	3	2
Individual Based Goals	10%	15%	15%	15%	—	—	—	—

The individual based goals for our Named Executive Officers in 2022 included the development of our strategic long-term plan, successful integration of the operations of our former PRO, Kevin Howard Real Estate, Inc. d/b/a Northwest Self Storage, who retired effective January 1, 2022, leadership development and succession planning, enhancement of technology platforms, and various ESG-related initiatives.
The operating metrics set forth above are used for the limited purpose described above and should not be understood to be statements of management’s expectations of our future results or other guidance. Investors should not apply these metrics in any other context.
The following table shows the threshold, target and maximum incentive cash bonus opportunities that were available to each of our Named Executive Officers for 2022, as well as the actual bonus earned for the year ended December 31, 2022 and the percentage that the actual bonus earned bears to the target bonus amount. Whether any of the threshold, target or maximum bonus levels were attained was determined by our CNCG Committee based on achievement and weighting of the criteria set forth in the table above.

2022 Incentive Cash Bonus Levels
Executive	Threshold	Target	Maximum	Actual	Actual as a Percentage of Target
Arlen D. Nordhagen	$200,000	$400,000	$600,000	$570,000	143%
Tamara D. Fischer	400,000	800,000	1,200,000	1,160,000	145%
David G. Cramer	275,000	550,000	825,000	797,500	145%
Brandon S. Togashi	225,000	450,000	675,000	652,500	145%

    Long-Term Equity Incentive Compensation
Our CNCG Committee believes that a substantial portion of each Named Executive Officer's compensation should be in the form of long-term equity incentive compensation because equity incentive awards:

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	56

•Encourage management to create shareholder value over the long-term;
•Promote management retention because full vesting of the awards generally requires continued employment for multiple years; and
•Encourage Company growth and the achievement of our business strategies that can take more than one year to execute when they are tied to specific performance criteria.
Long-term equity incentive compensation may be granted in many forms under our Equity Incentive Plan, including restricted shares and LTIP units, representing a class of partnership interests in our operating partnership, and other equity awards. For a further description of such awards, see "–Awards Under the Plan" below. We currently use LTIP unit awards in connection with our executive compensation program.
Our long-term equity incentive compensation framework is designed to align the interests of the Company's Named Executive Officers with those of the Company's shareholders in a multi-year pay-for-performance structure utilizing both performance-based and time-based LTIP unit awards. The awards are structured to reward, among other things, favorable shareholder returns, the Company’s competitive position within its segment of the real estate industry, and each Named Executive Officer's contributions to the Company. For each long-term incentive grant in 2022, 40% of the target dollar value of the award is time-based, and the remaining 60% is performance-based.

100% of target dollar value of LTIP unit award	60% Performance-Based	50% 3-Year Relative TSR versus MSCI US REIT Index ("MSCI Component")
		50% 3-Year Relative TSR versus Public Company Self Storage REIT Peers ("Storage Peer Component")

		3-YEAR CLIFF VESTING IF FUTURE RELATIVE PERFORMANCE IS MET
			MSCI Component		Storage Peer Component(1)
		Result	Percentage of Target to Vest(2)	MSCI US REIT Index Percentile	Percentage of Target to Vest(2)	Public Company Self Storage REIT Peers TSR
		Minimum	—	Below 35th Percentile	—	Less than 4th Place
		Threshold	50%	35th Percentile	50%	4th Place
		Target	100%	55th Percentile	100%	110% of the simple average of the TSR of our self storage REIT peers(3)
		Maximum	200%	75th Percentile	200%	1st Place
	40% Time-Based
		3-YEAR VESTING PERIOD - 1/3 OF THE AWARD VESTING EACH YEAR
		–Vesting occurs each January 1 beginning in the first calendar year following the date of grant
		–Vesting subject to continued employment of the Named Executive Officer

(1) As of December 31, 2022, there were five public company self storage REIT peers, including us.
(2) Represents the percentage of target dollar value of the portion of the total performance-based LTIP unit award relating to this metric.
(3)    This average TSR is determined excluding the Company TSR. If the simple average is a negative number, the target level will be the simple average plus 10% of the absolute value of the average.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	57

The performance-based LTIP unit awards granted to our Named Executive Officers in 2022 represent the maximum amount of LTIP units that can vest contingent upon the achievement of performance criteria during the period between January 1, 2022 and December 31, 2024 (the "performance period"), which is based on the Company's TSR relative to the TSR of the companies in the MSCI US REIT Index and to the TSR of its public company REIT peers in the self storage industry. If the Company TSR is between threshold and target, or target and maximum, performance with respect to the MSCI US REIT Index or if the Company TSR is in 2nd or 3rd place for the Storage Peer Component and the Company TSR is between threshold and target, or target or maximum performance for that metric, then the percentage of the MSCI Component or Storage Peer Component to vest will be determined by linear interpolation between the threshold and target, or target and maximum, amounts. If the Company's TSR during the performance period relative to the TSR of the companies in the MSCI US REIT Index equals or exceeds the 75th percentile, or if our TSR ranks in 1st place among our public company REIT peers in the self storage industry under the Storage Peer Component, each Named Executive Officer will earn 200% of the target amount of the MSCI Component or Storage Peer Component, as applicable. If the threshold level of performance is not achieved with respect to a criterion, such that our TSR during the performance period relative to the TSR of the companies in the MSCI US REIT Index is less than the 35th percentile or that our TSR ranks below 4th place among our public company REIT peers in the self storage industry, then none of the performance-based awards will vest with respect to that criterion.

Majority Performance Based	Relative TSR Metrics	Outpeformance Required
The majority of our LTIP award grants (60%) are predicated on performance.	All of the performance-based portion of our LTIP awards is based on relative TSR performance versus the MSCI US REIT Index and our self storage REIT peers.	The Company must perform above average as compared to the MSCI US REIT Index in order to achieve target payout for that element of the LTIP awards.

We have focused on the Company’s TSR performance relative to the TSR of our peers in the self storage industry because TSR achievement is a particularly useful metric for ensuring that our executives are thinking about the interests of our shareholders as they execute on our business plans.
During the vesting period for the performance-based LTIP units, each Named Executive Officer will be entitled to receive interim distributions with respect to each performance-based LTIP unit at the maximum level equal to 10% of the distributions paid to a holder of an equal number of OP units. Upon vesting, each Named Executive Officer will be entitled to receive full distributions payable in cash on each such performance-based LTIP unit earned equal to the distributions payable during the vesting period on an equal number of OP units less the amount of interim distributions already paid. Thereafter, each Named Executive Officer will be entitled to receive distributions on each vested LTIP unit equal to the distributions paid to a holder of an OP unit as distributions on OP units are made.

During the vesting period for time-based LTIP units, each Named Executive Officer will be entitled to receive distributions with respect to each time-based LTIP unit equal to the distributions paid to a holder of an equivalent number of OP units, as distributions on OP units are made.

If a Named Executive Officer's employment is terminated by us without "cause" or by the Named Executive Officer for "good reason" (each as defined in the applicable employment agreement), or by reason of the Named Executive Officer's death or "disability" (as defined in the applicable employment agreement) prior to the completion of the vesting period, then:

•in the case of a termination by us without "cause" or by the Named Executive Officer for "good reason", 100% of the unvested LTIP awards held by the Named Executive Officer will become fully vested and free of restrictions.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	58

•in the case of a termination due to death or disability, the following vesting terms ("Death or Disability Vesting Terms") apply with respect to outstanding unvested awards held by the Named Executive Officer:
◦with respect to outstanding unvested time-based share awards, a prorated portion (based on the number of days of employment since the immediately preceding January 1st until the date of death or disability, as applicable, over 365) of such awards that would have vested on the next vesting date applicable to such awards will become vested and free of restrictions and any remaining portion of such awards will be forfeited; and
◦with respect to outstanding unvested performance-based share awards, such awards shall vest as set forth in the applicable award agreements underlying such awards, as follows: a prorated portion of any unvested performance-based LTIP unit awards will vest based on the applicable number of days worked in each applicable three-year performance period over 1,095 as set forth in each LTIP unit award agreement.
•in the case of a termination of service as described above that follows a change of control which occurs more than eighteen (18) months after the beginning of the performance period, all outstanding performance-based LTIP units for such performance period will vest without being subject to proration in accordance with the calculation set forth in the LTIP unit award agreements. For more information, see "Severance and Change in Control Arrangements—Employment Agreements" in the tables following the "Compensation, Discussion and Analysis".
The following table summarizes the minimum, threshold, target and maximum number of performance-based LTIP unit awards granted in 2022 that may be earned by each Named Executive Officer contingent upon performance between January 1, 2022 and December 31, 2024 and the total number of time-based awards granted in 2022 that each Named Executive Officer may earn by January 1, 2025:

Named Executive Officer	Performance-based Award(1)				Time-based Award(2)
	Minimum	Threshold	Target	Maximum
Arlen D. Nordhagen	—	3,003	6,005	12,008	3,758
Tamara D. Fischer	—	10,161	20,321	40,641	12,717
David G. Cramer	—	4,125	8,248	16,494	5,406
Brandon S. Togashi	—	2,772	5,543	11,085	3,469
(1) For each level of performance, the number of units shown in the table above assumes that the same level of performance is achieved for both the MSCI Component and the Storage Peer Component.
(2) On January 1, 2023, one-third of the time-based awards set forth in this column vested. The remaining two-thirds are scheduled to vest in equal annual installments on January 1, 2024 and January 1, 2025, respectively, subject to the continued employment of the Named Executive Officer.

During the performance period from January 1, 2020 through December 31, 2022, the Company's 3-year relative TSR ranked in approximately the 88th percentile as compared to the TSR of companies in the MSCI US REIT Index and in 5th place as compared to the TSR of its public company REIT peers in the self storage industry. The following table summarizes the actual number of performance-based LTIP unit awards that vested on January 1, 2023 as a result of performance during the performance period from January 1, 2020 through December 31, 2022.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	59

Named Executive Officer	Performance-based Award Units Vested on January 1, 2023
Arlen D. Nordhagen	10,039
Tamara D. Fischer	22,240
David G. Cramer(1)	4,295
Brandon S. Togashi	7,259
(1)    Mr. Cramer's award was granted effective as of April 1, 2020 when he commenced his employment with the Company, and had a performance period from April 1, 2020 to December 31, 2022. During that performance period, the Company's 3-year relative TSR ranked in approximately the 47th percentile as compared to the TSR of companies in the MSCI US REIT Index and in 5th place as compared to the TSR of its public company REIT peers in the self storage industry.

EQUITY INCENTIVE PLAN
Our Equity Incentive Plan allows for grants of share options, restricted Common Shares, phantom shares, dividend equivalent rights, LTIP units and other restricted limited partnership units issued by our operating partnership and other equity-based awards.
Our Equity Incentive Plan is administered by our CNCG Committee. The CNCG Committee consists solely of independent trustees, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee trustee.
For additional information about our Equity Incentive Plan, see "–Equity Compensation Plan Information" below.
AVAILABLE SHARES
Our Equity Incentive Plan provides for grants of share options, restricted Common Shares, phantom shares, dividend equivalent rights, LTIP units and other restricted limited partnership units issued by our operating partnership and other equity-based awards in a quantity up to an aggregate of 5% of the Common Shares issued and outstanding from time to time on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities, including OP units and subordinated performance units, into Common Shares). If an award granted under our Equity Incentive Plan expires, is forfeited or terminates, the Common Shares subject to any portion of the award that expires, is forfeited or terminates without having been exercised or paid, as the case may be, will again become available for issuance of additional awards. Unless previously terminated by our board of trustees, no new award may be granted under our Equity Incentive Plan after April 18, 2025.
AWARDS UNDER THE PLAN
Restricted Shares
A restricted share award is an award of Common Shares that are subject to forfeiture, vesting schedules, restrictions on transferability and such other restrictions as our CNCG Committee may impose at the date of grant. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as our CNCG Committee may determine. In general, restricted share awards granted to non-executive employees vest in equal installments over a vesting period of at least three years. Generally, a participant granted restricted Common Shares has all of the rights of a shareholder, including, without limitation, the right to vote and the right to receive dividends on the restricted Common Shares. Although dividends will be paid on restricted Common Shares, whether or not vested, at the same rate and on the same date as on our Common Shares (unless

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	60

otherwise provided in an award agreement), holders of restricted Common Shares are prohibited from selling such shares until they vest.
    LTIP Units
LTIP units are a special class of partnership interest in our operating partnership. Each LTIP unit awarded will be deemed equivalent to an award of one Common Share under the Equity Incentive Plan and will reduce the total number of equity awards available under the plan on a one-for-one basis. The vesting period for LTIP units, if any, will be determined at the time of issuance, and for non-executive employees, LTIP unit awards generally vest in equal installments over a vesting period of at least three years. For information about the vesting of LTIP unit awards granted to our Named Executive Officers, please see "–Elements of our Compensation Program–Long-Term Equity Incentive Compensation." Initially, LTIP units will not have full parity with OP units with respect to liquidating distributions. Under the terms of the LTIP units, our operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in valuation from the time of grant until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the capital accounts of OP unit holders. Upon equalization of the capital accounts of the holders of LTIP units with other holders of OP units, the LTIP units will achieve full parity with OP units of our operating partnership for all purposes, including with respect to liquidating distributions. For LTIP units granted under our prior equity incentive plan ("Prior Incentive Plan") or our current Equity Incentive Plan, upon reaching parity (or, under the current Equity Incentive Plan, earlier if provided under the individual award agreement), holders of LTIP units will be entitled to receive distributions from our operating partnership in the same amounts as those made on our Common Shares whether or not such LTIP units are vested. If such parity is reached, vested LTIP units may be converted into an equal number of OP units, and thereafter enjoy all the rights of OP units. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that will be realized for a given number of vested LTIP units will be less than the value of an equal number of Common Shares.
    Other Equity-Based Awards
Our Equity Incentive Plan authorizes the granting of other awards based upon our Common Shares (including share options, phantom shares, securities convertible into Common Shares, and dividend equivalents), subject to terms and conditions established at the time of grant.
We have filed with the SEC a Registration Statement on Form S-8 registering the offer and sale of our Common Shares issuable under our Equity Incentive Plan.
AMENDMENTS AND TERMINATION
Our board of trustees may amend, suspend, alter or discontinue our Equity Incentive Plan but cannot take any action that would impair the rights of an award recipient with respect to an award previously granted without such award recipient's consent unless such amendments are required in order to comply with applicable laws. Our board of trustees may not amend our Equity Incentive Plan without shareholder approval in any case in which amendment in the absence of such approval would cause our Equity Incentive Plan to fail to comply with any applicable legal requirement or applicable exchange or similar requirement, such as an amendment that would:
•other than through adjustment as provided in our Equity Incentive Plan, increase the total number of Common Shares reserved for issuance under our Equity Incentive Plan;
•materially expand the class of trustees, officers, employees, consultants and advisors eligible to participate in our Equity Incentive Plan;
•reprice any share options under our Equity Incentive Plan; or
•otherwise require such approval.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	61

EMPLOYEE BENEFITS
We have a tax-qualified 401(k) Retirement Savings Plan, or the 401(k) plan. All eligible employees are able to participate in our 401(k) plan, including our Named Executive Officers. We provide this plan to enable our employees to save some amount of their cash compensation for retirement in a tax efficient manner. Under our 401(k) plan, employees are eligible to defer a portion of their salary, and we currently match a portion of each eligible employee's contributions. We do not intend to provide an option for our employees to invest in our Common Shares through our 401(k) plan.
PERQUISITES AND OTHER PERSONAL BENEFITS
We provide no perquisites or other personal benefits to our Named Executive Officers, except as disclosed under "–Summary Compensation Table" below.
CLAWBACK POLICY
We have adopted a formal clawback policy, which allows us to recoup incentive compensation paid to officers covered by the policy based on financial results that are subsequently restated. Our CNCG Committee intends to periodically review this clawback policy and, as appropriate, conform it to any applicable final rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, including in connection with the rules recently adopted by the SEC in October 2022 and the listing standards proposed by the NYSE in February 2023.
MINIMUM EQUITY OWNERSHIP GUIDELINES
We have adopted robust minimum equity ownership guidelines that require each Named Executive Officer and each independent trustee to maintain a minimum number of Common Shares (including OP units and LTIP units) having a market value equal to a specified multiple of the individual's annual base salary (in the case of our Named Executive Officers) or annual cash compensation (in the case of our independent trustees) as specified below. Each person covered by the policy is required to meet these requirements within five years after the date that they became subject to the policy (or, if the requirements increase due to a change in position of employment, any incremental increase in the required ownership level must be satisfied within five years after the change in position has become effective). The CNCG Committee annually reviews progress toward achieving these ownership levels. In November 2022, the minimum equity ownership guidelines were amended to exclude any Common Shares or OP units pledged by a trustee or Named Executive Officer for purposes of determining if the minimum ownership requirements are met. As of March 31, 2023, each Named Executive Officer and each independent trustee was in compliance with the minimum equity ownership guidelines.

Position/Individual Subject to Guidelines	Requirement During 2022(1)	Approximate Multiple Owned as of December 31, 2022(1)((2)
Mr. Nordhagen	6x	564x
Ms. Fischer	5x	28x
Mr. Cramer	3x	121x
Mr. Togashi	3x	7x
Independent Trustees	5x	5x - 1,283x
(1)    Expressed as a multiple of annual base salary for Named Executive Officers and annual cash compensation for independent trustees (without regard to whether such annual cash compensation is taken in equity) at the time that the Named Executive Officers and independent trustees became subject to the guidelines or, if applicable, at the time that the Named Executive Officers experienced a change in employment which increased the requirement.
(2)    Calculated based on the closing price of the Company's Common Shares as of December 31, 2022 (or, if that date was not a trading day, as of the immediately preceding trading day) and the number of Common Shares, OP units, vested LTIP units and time-based unvested LTIP units that are not pledged that are held as of such date.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	62

POLICY ON HEDGING AND PLEDGING TRANSACTIONS
We prohibit our Named Executive Officers, our trustees, our employees who are located at our corporate headquarters and hold a position at or above the director level, our PRO advisory committee members, and other PRO employees whom we consider to hold the most senior PRO operations and finance position(s), from engaging in hedging transactions involving Company securities (which includes any securities issued by, or convertible or exchangeable for securities issued by, the Company or our subsidiaries). Prohibited hedging transactions include the use of financial instruments such as puts, calls, prepaid variable forward contracts, equity swaps, short sales, collars and exchange funds. This prevents such persons from continuing to own Company securities without having the full risks and rewards of ownership, which could cause such persons to have objectives that are not aligned with the Company's other shareholders. In November 2022, upon the recommendation of our CNCG Committee, our Board also adopted limitations on the ability of our Named Executive Officers and trustees to pledge Common Shares and OP units, with such pledges not to exceed the lesser of (i) 50% of each person's Common Shares and OP units on an aggregate basis or (ii) 2.5% of the Company's outstanding Common Shares, without taking into account any OP units. If a Named Executive Officer or trustee exceeds this threshold as a result of the Company repurchasing Common Shares pursuant to its share repurchase program, such person will not be deemed to be in violation of the threshold, but such person may not pledge additional Common Shares or OP units until he or she is within the threshold. If a trustee or Named Executive Officer exceeds the threshold, then promptly after discovery, such person shall remedy this promptly by (i) causing the release of a portion of his or her pledged securities; (ii) acquiring additional Common Shares and/or OP units (or a combination thereof), such that his or her pledged securities no longer exceeds the permitted pledging threshold; or (iii) some other method approved by the CNCG Committee. We recognize that by allowing such limited pledging arrangements, Named Executive Officers and trustees are able to pursue their respective business interests without the need to sell Company securities to raise additional capital.
TAX GROSS-UP PAYMENTS
We do not provide any gross-up or similar payments to our Named Executive Officers. According to their employment agreements, if any payments or benefits to be paid or provided to any Named Executive Officer would be subject to "golden parachute" excise taxes under Section 4999 of the Code, the Named Executive Officer's payments and benefits under his or her employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for the Named Executive Officer.
TAX IMPLICATIONS - DEDUCTIBILITY OF NAMED EXECUTIVE OFFICER COMPENSATION
Section 162(m) of the Code limits the deductibility on the Company’s tax return of compensation over $1 million to any of the chief executive officer and the two most highly-compensated executive officers of the Company other than the chief executive officer. The Company believes that, because it has elected and believes it has qualified as a REIT under the Code and pays dividends sufficient to minimize federal income taxes, the payment of compensation that is not deductible under Section 162(m) will generally not affect the Company’s net income in any material amount. Our CNCG Committee’s compensation policy and practices therefore are not directly guided by considerations relating to Section 162(m).
RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS
Our CNCG Committee has discussed the concept of risk as it relates to our compensation programs with management and FPC, and our CNCG Committee does not believe the goals, or the underlying philosophy, of our compensation programs encourage excessive or inappropriate risk taking.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our CNCG Committee is a current or former officer or employee of ours or any of our subsidiaries. None of our Named Executive Officers serves as a member of the board of trustees (or equivalent) or compensation committee (or other board committee performing equivalent functions) of any company that has one or more of its executive officers serving as a member of our board of trustees or CNCG Committee.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	63

COMPENSATION COMMITTEE REPORT
The CNCG Committee evaluates and establishes compensation for our Named Executive Officers and administers our Equity Incentive Plan. While management has the primary responsibility for our financial reporting process, including the disclosure of executive compensation, the CNCG Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. The CNCG Committee is satisfied that the Compensation Discussion and Analysis fairly represents the philosophy, intent and actions of the CNCG Committee with regard to executive compensation. The CNCG Committee recommended to our board of trustees that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Rebecca L. Steinfort, Chair
Chad L. Meisinger
Paul W. Hylbert, Jr.

The foregoing Compensation Committee Report shall not be deemed under the Securities Act or the Exchange Act to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

SUMMARY COMPENSATION TABLE
The following table summarizes the annual compensation received by our Named Executive Officers in the years ended December 31, 2022, 2021 and 2020.

Name and Principal Positions	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock Awards		All Other Compensation(1)	Total
Arlen D. Nordhagen, Executive Chairman(2)(3)	2022	$300,000	—	$570,000	$650,000	(4)	$12,342	$1,532,342
	2021	250,000	—	472,500	650,000		11,600	1,384,100
	2020	250,000	—	444,157	650,000		11,400	1,355,557
Tamara D. Fischer, Chief Executive Officer(2)	2022	700,000	—	1,160,000	2,200,000	(4)	12,342	4,072,342
	2021	600,000	—	924,000	1,640,000		11,600	3,175,600
	2020	550,000	—	778,457	1,440,000		11,400	2,779,857
David G. Cramer, President and Chief Operating Officer(2)(3)	2022	550,000	—	797,500	850,000	(4)	—	2,197,500
	2021	420,000	—	588,000	610,000		—	1,618,000
	2020	400,000	—	448,379	640,000		—	1,488,379
Brandon S. Togashi, Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer(2)	2022	450,000	—	652,500	600,000	(4)	12,342	1,714,842
	2021	400,000	—	504,000	540,000		11,600	1,455,600
	2020	350,000	—	357,324	470,000		11,400	1,188,724
(1)    Other compensation for 2022 comprises the value of each Named Executive Officer's 401(k) employer matching contribution.
(2)    On January 1, 2020, Ms. Fischer, who had previously been our president and chief financial officer, was elevated to the positions of president and chief executive officer and Mr. Togashi, who had previously been our chief accounting officer, was elevated to the positions of chief accounting officer and chief financial officer. In connection with these appointments, Mr. Nordhagen, who had previously been our chief executive officer, was elevated to the position of executive chairman. Effective on April 1, 2020, David G. Cramer, who had previously served as the president and chief executive officer of SecurCare, was appointed as our new chief operating officer. Effective

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	64

July 1, 2022, Mr. Cramer was elevated to the position of president, in addition to his position as our chief operating officer. Effective April 1, 2023, Mr. Nordhagen was appointed to the position of vice chair, Ms. Fischer was elevated to the position of executive chair, and Mr. Cramer was elevated to the position of chief executive officer.
(3)    Excludes consideration paid in 2020 to Mr. Nordhagen, Mr. Cramer, or entities controlled by either of them in connection with the contribution of self storage properties.
(4)    Reflects the aggregate grant date fair value of LTIP unit awards granted to each of our Named Executive Officers in accordance with ASC Topic 718 based upon (i) $69.20 per unit for the time-based awards granted on January 1, 2022 to Mr. Nordhagen ($260,000), Ms. Fischer ($880,000), Mr. Cramer ($240,000) and Mr. Togashi ($240,000), and $51.63 per unit for the time-based award granted on August 26, 2022 to Mr. Cramer ($100,000), in each case in connection with our long-term equity incentive plan and (ii) $64.96 per unit for the performance-based awards granted on January 1, 2022 to Mr. Nordhagen ($390,000), Ms. Fischer ($1,320,000), Mr. Cramer ($360,000) and Mr. Togashi ($360,000), and $55.46 per unit for the performance-based awards granted on August 26, 2022 to Mr. Cramer ($150,000), in each case in connection with our long-term equity incentive plan, which represents the value of the awards at their target levels on the grant date. The number and value of the performance-based awards granted on January 1, 2022 at their maximum levels on the grant date in accordance with ASC Topic 718 based upon $64.96 per unit is as follows: Mr. Nordhagen - 12,008 units ($780,000), Ms. Fischer - 40,641 units ($2,640,000), Mr. Cramer - 11,085 units ($720,000) and Mr. Togashi - 11,085 units ($720,000). The number and value of the performance-based award granted to Mr. Cramer on August 26, 2022 at the maximum level on the grant date in accordance with ASC Topic 718 based upon $55.46 per unit is 5,409 units ($300,000). The assumptions used to calculate the grant date value of share awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 27, 2023. For additional information, including the maximum level of such awards, see "Compensation Discussion and Analysis–Elements of our Compensation Program–Long-Term Equity Incentive Compensation" above.

2022 GRANTS OF PLAN-BASED AWARDS
The following table sets forth certain information with respect to each grant of a plan-based award made to a Named Executive Officer in the fiscal year ended December 31, 2022. The following table reflects (i) under estimated future payouts under non-equity incentive plan awards, the threshold, target, and maximum performance goals under our 2022 annual incentive cash bonus program, (ii) under estimated future payouts under equity incentive plan awards, the threshold, target and maximum amount of LTIP unit awards granted to a Named Executive Officer that can vest contingent upon the achievement of performance criteria over a three-year performance period pursuant to the performance-based component of our long-term equity incentive plan, (iii) under all other share awards, the time-based LTIP unit awards granted in 2022 pursuant to our long-term equity incentive plan, and (iv) the grant date fair value of such awards. For additional information, see "Compensation Discussion and Analysis–Elements of our Compensation Program" above.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares or Units (#)	Grant Date Fair Value of Share Awards ($)(3)
Name	Grant Date	Date of CNCG Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Arlen D. Nordhagen	—	—	$200,000	$400,000	$600,000	—	—	—	—	$—
	1/1/22	11/17/21	—	—	—	3,003	6,005	12,008	3,758	650,000
Tamara D. Fischer	—	—	400,000	800,000	1,200,000	—	—	—	—	—
	1/1/22	11/17/21	—	—	—	10,161	20,321	40,641	12,717	2,200,000
David G. Cramer	—	—	275,000	550,000	825,000	—	—	—	—	—
	1/1/22	11/17/21	—	—	—	2,772	5,543	11,085	3,469	600,000
	8/26/22	8/24/22	—	—	—	1,353	2,705	5,409	1,937	250,000
Brandon S. Togashi	—	—	225,000	450,000	675,000	—	—	—	—	—
	1/1/22	11/17/21	—	—	—	2,772	5,543	11,085	3,469	600,000

(1)    Our CNCG Committee determined annual cash incentive compensation for our Named Executive Officers in respect of the achievement of performance goals during fiscal year 2022 (paid in March 2023) as follows: Mr. Nordhagen - $570,000, Ms. Fischer - $1,160,000, Mr. Cramer - $797,500 and Mr. Togashi - $652,500 based on the business performance of our Company and each executive's individual goals during the 2022 fiscal year, as described above in "Compensation Discussion and Analysis–Elements of our Compensation Program–Annual Incentive Cash Bonus Payments." These cash awards are reflected in the Summary Compensation Table under "Non-Equity Incentive Plan Compensation" above.
(2)    The second row for each Named Executive Officer and the third row for Mr. Cramer reflect (i) the threshold, target and maximum amounts of performance-based LTIP unit awards under the heading "Estimated Future Payouts Under Equity Incentive Plan Awards" and (ii) time-

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	65

based LTIP unit awards under the heading "All Other Share Awards: Number of Shares or Units" granted on January 1, 2022 for Mr. Nordhagen, Ms. Fischer, Mr. Cramer and Mr. Togashi and granted on August 26, 2022 for Mr. Cramer under our long-term equity incentive plan as described above in "Compensation Discussion and Analysis–Elements of our Compensation Program–Long-Term Equity Incentive Compensation."
(3)    Reflects the aggregate grant date fair value in accordance with ASC Topic 718 based upon (i) $69.20 per unit for the time-based awards granted on January 1, 2022 and $51.63 per unit for the time-based award granted on August 26, 2022, in each case in connection with our long-term equity incentive plan and (ii) $64.96 per unit for the performance-based awards granted on January 1, 2022 and $55.46 per unit for the performance-based award granted on August 26, 2022, respectively, in connection with our long-term equity incentive plan, which represents the number of units and value of the awards at their target levels on the grant date. The assumptions used to calculate the grant date value of equity-based awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 27, 2023.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2022
The following table summarizes all outstanding equity awards held by our Named Executive Officers on December 31, 2022.

	Stock Awards(1)
Name	Number of Shares or Units That Have Not Vested (#)(2)	Market Value of Shares or Units That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(3)
Arlen D. Nordhagen	11,147	$402,630	40,762	$1,472,323
Tamara D. Fischer	30,566	$1,104,044	110,097	$3,976,704
David G. Cramer	13,043	$471,113	38,352	$1,385,274
Brandon S. Togashi	9,330	$337,000	33,891	$1,224,143

(1)    The option award columns are omitted because the Company has no outstanding option awards.
(2)    Consists of compensatory time-based LTIP unit awards granted to Mr. Nordhagen, Ms. Fischer, Mr. Cramer and Mr. Togashi which had not vested as of December 31, 2022. Of these grants to Mr. Nordhagen, 6,237 vested on January 1, 2023, 3,658 are scheduled to vest on January 1, 2024, and 1,252 are scheduled to vest on January 1, 2025, subject to continued employment. Of these grants to Ms. Fischer, 16,019 vested on January 1, 2023, 10,308 are scheduled to vest on January 1, 2024, and 4,239 are scheduled to vest on January 1, 2025, subject to continued employment. Of these grants to Mr. Cramer, 7,183 vested on January 1, 2023, 4,059 are scheduled to vest on January 1, 2024, and 1,801 are scheduled to vest on January 1, 2025, subject to continued employment. Of these grants to Mr. Togashi, 5,020 vested on January 1, 2023, 3,154 are scheduled to vest on January 1, 2024, and 1,156 are scheduled to vest on January 1, 2025, subject to continued employment.
(3)     The market value shown is based on the closing price of our common shares on the New York Stock Exchange of $36.12 per share as of December 30, 2022, which was the last trading day of 2022.
(4)     Consists of compensatory performance-based LTIP unit awards granted to Mr. Nordhagen, Ms. Fischer, Mr. Cramer and Mr. Togashi which had not vested as of December 31, 2022. The number of unearned performance-based LTIP unit awards represents (i) the actual number of LTIP units that vested on January 1, 2023 upon the achievement of performance criteria during the period between January 1, 2020 and December 31, 2022, which represents a portion of the number of performance-based LTIP units that could vest on January 1, 2023, as follows: Mr. Nordhagen - 10,039, Ms. Fischer - 22,240, Mr. Cramer - 4,295, and Mr. Togashi - 7,259, (ii) the maximum amount of LTIP units that can vest on January 1, 2024 contingent upon the achievement of performance criteria during the period between January 1, 2021 and December 31, 2023 as follows: Mr. Nordhagen - 18,715, Ms. Fischer - 47,216, Mr. Cramer - 17,563, and Mr. Togashi - 15,547, and (iii) the maximum amount of LTIP units that can vest on January 1, 2025 contingent upon the achievement of performance criteria during the period between January 1, 2022 and December 31, 2024 as follows: Mr. Nordhagen - 12,008, Ms. Fischer - 40,641, Mr. Cramer - 16,494, and Mr. Togashi - 11,085. For more information about the performance criteria, see "Compensation Discussion and Analysis–Elements of our Compensation Program–Long-Term Equity Incentive Compensation."

EQUITY COMPENSATION PLAN INFORMATION
Our Equity Incentive Plan authorizes our CNCG Committee to grant share options, restricted Common Shares, phantom shares, dividend equivalent rights, LTIP units and other restricted limited partnership units issued by our operating partnership and other equity-based awards up to an aggregate of 5% of the Common Shares issued and outstanding from time to time on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities, including OP units and LTIP units, into Common Shares). In connection with our IPO, we terminated our operating partnership's Prior Incentive Plan but the awards granted thereunder remained outstanding after its termination. For additional information about our Equity Incentive Plan, see "Compensation Discussion and Analysis––Equity Incentive Plan" above.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	66

The following table presents certain information about our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available at fiscal year‑end for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	N/A	N/A	6,093,237
Equity compensation plans not approved by shareholders	—	—	—
Total	N/A	N/A	6,093,237

(1)    The number of securities remaining available for issuance under our equity compensation plans as of December 31, 2022 as indicated in column (c) in the table above is equal to 7,473,298 securities, which is the total number of securities available to us under our Equity Incentive Plan as of December 31, 2022 to make grants of share options, restricted Common Shares, phantom shares, dividend equivalent rights, LTIP units and other restricted limited partnership units issued by our operating partnership and other equity-based awards less 1,390,903 (including 99,687 securities that were previously awarded under the Equity Incentive Plan but have been forfeited), which is the number of securities that have been issued (but not forfeited) under our Equity Incentive Plan. Our Equity Incentive Plan provides for grants of equity awards up to, in the aggregate, the equivalent of 5% of the issued and outstanding Common Shares from time to time on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into Common Shares) at the time of the award. We estimate that the number of Common Shares issued and outstanding on a fully diluted basis is equal to 149,465,952. This is comprised of 89,842,145 Common Shares issued and outstanding as of December 31, 2022 and up to 59,623,807 Common Shares issuable directly or indirectly upon conversion or exchange of the outstanding units in our operating partnership and certain of its subsidiaries as of December 31, 2022, assuming that all such units are convertible into or exchangeable for Common Shares directly or indirectly on a one for one basis, in the case of OP units, OP units in one or more subsidiaries of our operating partnership ("DownREIT OP units") and LTIP units, and on a 1.72 to one basis, in the case of subordinated performance units and subordinated performance units in one or more subsidiaries of our operating partnership ("DownREIT subordinated performance units"), and that existing lock-up prohibitions on conversions and exchanges do not apply. For additional information on the conversion of subordinated performance units (including DownREIT subordinated performance units) into OP units, see "Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources-Cash Distributions from our Operating Partnership" in our annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC. The actual number of OP units into which subordinated performance units will become convertible may vary significantly from these estimates and will depend upon the conversion formula in effect at the time of conversion. This table excludes 2,474,710 LTIP unit awards granted under our Prior Incentive Plan because our Prior Incentive Plan was terminated in connection with the closing of our IPO. As of December 31, 2022, we did not have any options, warrants or rights to purchase Common Shares outstanding under our equity compensation plans.

OPTION EXERCISES AND SHARES VESTED
We have not awarded any options to our Named Executive Officers and, therefore, there were no option awards outstanding at the fiscal year ended December 31, 2022. The following table summarizes the number of LTIP units held by our Named Executive Officers that vested on the dates set forth below during the fiscal year ended December 31, 2022 and value realized on vesting.

Name	Vesting Date	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Arlen D. Nordhagen	1/1/22	50,799	$3,515,291
Tamara D. Fischer	1/1/22	50,339	$3,483,459
David G. Cramer	1/1/22	5,380	$372,296
Brandon S. Togashi	1/1/22	15,657	$1,083,464
(1)Represents the aggregate number of LTIP units that vested in 2022.
(2)The value realized on vesting of the LTIP units is the product of (a) the closing price on the New York Stock Exchange of the Company's Common Shares on the vesting date (or, if the vesting date was not a trading day, the immediately preceding trading day), multiplied by (b) the number of LTIP units vesting. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	67

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS
Employment Agreements
We have entered into employment agreements with our Named Executive Officers. Each employment agreement provides for a one year term, with automatic one-year extensions thereafter unless either party provides at least 90 days' notice of non-renewal. These employment agreements require our Named Executive Officers to devote substantially all of their time to our affairs.
The employment agreements provide for:
•a specified minimum annual base salary, subject to increases at the discretion of our board of trustees or the CNCG Committee;
•eligibility for annual cash performance bonuses based on the satisfaction of performance goals established by our board of trustees or our CNCG Committee, which will be awarded at the discretion of our CNCG Committee;
•participation in our Equity Incentive Plan (including eligibility for regular, annual grants under the plan), as well as other incentive, savings and retirement plans applicable generally to Named Executive Officers; and
•medical and other group welfare plan coverage and fringe benefits provided to our Named Executive Officers.
Under the employment agreements, if a Named Executive Officer's employment is terminated by us without "cause" or by the Named Executive Officer for "good reason" (each as defined in the applicable employment agreement) (where good reason includes as a result of the Company's notice of non-renewal of the employment term), the Named Executive Officer will be entitled to the following severance payments and benefits, subject to the execution and non-revocation of a general release of claims:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination;
•an amount equal to the sum of the Named Executive Officer's then-current annual base salary plus the greater of the annual average bonus over the prior two years (or such fewer years with respect to which the Named Executive Officer received an annual bonus) and the Named Executive Officer's target annual bonus for the year of termination, multiplied by the applicable multiple set forth below for each Named Executive Officer;

Named Executive Officer	2022 Multiple
Arlen D. Nordhagen	3
Tamara D. Fischer	3
David G. Cramer	2
Brandon S. Togashi	2

•health benefits for the Named Executive Officer and eligible family members for two years following the Named Executive Officer's termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that the Named Executive Officer receives comparable benefits from a subsequent employer; and
•100% of the unvested shares or share-based awards held by the Named Executive Officer will become fully vested and/or exercisable.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	68

Each employment agreement also provides that each Named Executive Officer, or his or her estate, will be entitled to certain severance benefits in the event of death or disability. Specifically, each Named Executive Officer or, in the event of such person's death, his or her beneficiaries will receive:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination;
•prorated annual bonus for the year in which the termination occurs;
•health benefits for the Named Executive Officer and/or eligible family members for two years following the Named Executive Officer's termination of employment at the same level as in effect immediately preceding the Named Executive Officer's death or disability; and
•for all outstanding unvested share awards held by the Named Executive Officer, the Death or Disability Terms shall apply. For information about the Death or Disability Terms, see "Compensation Discussion and Analysis–Elements of our Compensation Program–Long-Term Equity Incentive Compensation."
The employment agreements also define "good reason" following a change-in-control (as defined in the applicable employment agreement), and provide for 100% of the unvested shares (or share-based awards) held by the Named Executive Officer to become fully vested and/or exercisable if the Named Executive Officer's employment is terminated by our Company without cause or if the Named Executive Officer quits for "good reason" following the effective date of a change in control.
The employment agreements also contain standard confidentiality provisions, which apply indefinitely, and both non-competition and non-solicitation provisions, which apply during the term of the employment agreements and for a period of six months following termination of employment.
Change in Control
Under our Equity Incentive Plan, a change in control is defined as the occurrence of any of the following events: (1) the acquisition of more than 50% of our then outstanding Common Shares or the combined voting power of our outstanding securities by any person; (2) the sale or disposition of all or substantially all of our assets, other than certain sales and dispositions to entities owned by our shareholders; (3) a merger, consolidation, conversion, or statutory share exchange where our shareholders immediately prior to such event hold less than 50% of the voting power of the surviving or resulting entity; (4) during any consecutive 24 calendar month period, the members of our board of trustees at the beginning of such period, the "Incumbent Trustees," cease for any reason (other than due to death) to constitute at least a majority of the members of our board of trustees (for these purposes, any trustee whose election or nomination for election was approved or ratified by a vote of at least a majority of the Incumbent Trustees shall be deemed to be an Incumbent Trustee); or (5) shareholder approval of a plan or proposal for our liquidation or dissolution.
Upon a change in control, awards may be subject to accelerated automatic or conditional accelerated vesting depending on the terms of the grant agreement establishing the award. In addition, the CNCG Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the CNCG Committee determines that the adjustments do not have an adverse economic impact on the participants (as determined at the time of the adjustments).
Potential Payments Upon Termination or Following a Change in Control
As set forth in the employment agreements for each of our Named Executive Officers, our Named Executive Officers will be entitled to certain compensation and benefits in the event of a termination of employment. Assuming a termination of employment occurred on December 31, 2022 and a price per share of our Common Shares on the date of termination of $36.12 (based on the closing price of our Common Shares on the New York Stock Exchange as of December 31, 2022 or the last trading day immediately preceding such date), the amount of compensation that would have been payable to each Named Executive Officer in each situation is listed in the table

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	69

below. The amounts shown in the table below are for illustrative purposes only. Actual amounts that would be paid on any termination of employment can only be determined at the time of any actual separation from the Company.

	Estimated Potential Payments Upon Termination or Change of Control
	Base Salary(1) ($)	Annual Bonus(2) ($)	Continued Medical Benefits(3) ($)	Number of Outstanding LTIP Unit Awards That Vest(4) (#)	Total Value of Outstanding LTIP Unit Awards That Vest(4) ($)	Total ($)
Name and Termination Scenario

Arlen D. Nordhagen
- Death or Disability	$12,500	$570,000	$20,400	32,702	$1,181,196	$1,784,096
- Without Cause or for Good Reason(5)	912,500	1,944,986	20,400	51,909	1,874,953	4,752,839
- Cause or Resignation(5)	12,500	570,000	—	—	—	582,500

Tamara D. Fischer
- Death or Disability	29,167	1,160,000	13,584	83,139	3,002,981	4,205,732
- Without Cause or for Good Reason(5)	2,129,167	3,713,686	13,584	140,663	5,080,748	10,937,185
- Cause or Resignation(5)	29,167	1,160,000	—	—	—	1,189,167

David G. Cramer
- Death or Disability	22,917	797,500	—	28,630	1,034,116	1,854,533
- Without Cause or for Good Reason(5)	1,122,917	1,897,500	—	51,395	1,856,387	4,876,804
- Cause or Resignation(5)	22,917	797,500	—	—	—	820,417

Brandon S. Togashi
- Death or Disability	18,750	652,500	22,800	26,293	949,703	1,643,753
- Without Cause or for Good Reason(5)	918,750	1,552,500	22,800	43,221	1,561,143	4,055,193
- Cause or Resignation(5)	18,750	652,500	—	—	—	671,250

(1)We pay base salary to each of our Named Executive Officers in equal installments twice each month. Accordingly, accrued and unpaid base salary, which is reflected under each termination scenario above for each of our Named Executive Officers as of December 31, 2022 is equal to 1/24th of each Named Executive Officers' base salary as set forth above in the Summary Compensation Table. The line item "Without Cause or for Good Reason" also includes an amount equal to the Named Executive Officer's then-current annual base salary multiplied by three for each of Mr. Nordhagen and Ms. Fischer and by two for each of Mr. Cramer and Mr. Togashi.
(2)On February 22, 2023, our CNCG Committee determined the bonus awards payable to each of our Named Executive Officers in respect of 2022 performance. Such amounts are also disclosed above in the Summary Compensation Table. The line item "Without Cause or for Good Reason" also includes an amount equal to (i) the greater of the target amount of such bonus as set forth in the 2022 Grants of Plan-Based Awards Table above or the average annual bonus awarded over the prior two years, multiplied by three for each of Mr. Nordhagen and Ms. Fischer and by two for each of Mr. Cramer and Mr. Togashi, plus (ii) the Named Executive Officer's then-current accrued, but unpaid bonus, as set forth for each of our Named Executive Officers under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above.
(3)Represents the cost of two years of medical benefits for each Named Executive Officer and/or eligible family members at the same annual level as in effect immediately preceding December 31, 2022.
(4)Reflects the amount and value of unvested LTIP Unit awards that would vest on December 31, 2022, as further described under the Outstanding Equity Awards at Fiscal Year End Table above. The line item "Death or Disability" reflects (i) a prorated portion of the actual time-based awards that vested for each Named Executive Officer on January 1, 2023 based on 364 days of employment over 365, (ii) a prorated portion of the actual performance-based awards that vested for each Named Executive Officer on January 1, 2023 based on 1,094 days of employment over 1,095, (iii) a prorated portion of the maximum amount of LTIP units that can vest on January 1, 2024 contingent upon the achievement of performance criteria during the period between January 1, 2021 and December 31, 2023 based on 729 days of employment over 1,095 and (iv) a prorated portion of the maximum amount of LTIP units that can vest on January 1, 2025 contingent upon the achievement of performance criteria during the period between January 1, 2022 and December 31, 2024 based on 364 days of employment over 1,095. Following certain changes of control (as defined in the 2015 Equity Incentive Plan), the performance-based LTIP unit awards under our long-term equity incentive compensation program with less than eighteen (18) months left in the three year performance period will vest without being subject to proration. The line item "Without Cause or for Good Reason" reflects the vesting of all outstanding time-based and performance-based LTIP unit awards. For additional information, see "Compensation Discussion and Analysis–Elements of our Compensation Program–Long-Term Equity Incentive Compensation" above.
(5)The definition of "Good Reason" includes our delivery of a notice of non-renewal to the Named Executive Officer, but does not include the Named Executive Officer's delivery of a notice of non-renewal to us. Following a change in control (as defined in the Equity Incentive

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	70

Plan), any change in job title or diminution of roles, reporting lines or responsibilities and any reduction in the Named Executive Officer's annual salary or annual bonus potential would be expected to constitute a Good Reason. See "—Severance and Change in Control Arrangements—Change In Control" above.

PAY RATIO
Pursuant to SEC rules, we are disclosing the ratio of the annual total compensation of our chief executive officer, Ms. Fischer, to that of our median employee.
To identify our median employee:
•We included all of our employees in the analysis (other than Ms. Fischer), including full-time, part-time and seasonal employees, who were employed by us on December 31, 2022.
•We reviewed the 2022 total W-2 compensation for all of our employees, subject to certain adjustments as described below.
•Due to the increase in the number of our employees as a result of our acquisitions and the retirement of Northwest as a PRO as of January 1, 2022, as well as the rate of turnover in store employee positions that is customary for the industry, we approximated W-2 wages for our employees who were employed by us for less than a full year by annualizing the compensation of those full-time and part-time employees. The annualized compensation of hourly employees was calculated based upon a 2,080 hour year for full-time employees and a 1,040 hour year for part-time employees.
•We did not make any other assumptions, adjustments or estimates with respect to total W-2 compensation and did not apply any cost of living adjustments.
Our median employee for 2022 is one of our on-site store employees, who is paid on an hourly basis and began their employment with us during the 2022 year, and the pay ratio for 2022 is set forth below.

Median of the annual total compensation of our employees (other than Ms. Fischer)	$32,448
Annual total compensation for Ms. Fischer set forth in the Summary Compensation Table below	$4,072,342
Our chief executive officer to median employee pay ratio	126 to 1

PAY VERSUS PERFORMANCE
Set forth below is a table setting forth the relationship between compensation actually paid to our Named Executive Officers, as determined pursuant to SEC rules, and the Company's financial performance during each of the years ended December 31, 2020, 2021 and 2022. Compensation actually paid as set forth below does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). Our Named Executive Officers do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. In addition, no adjustments were made for equity awards that were granted and vested in the same year, as no equity awards vested in the year of grant.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	71

Year	Annual Total Compensation in Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Total Compensation in Summary Compensation Table for all other Named Executive Officers(3)	Average Compensation Actually Paid to all other Named Executive Officers(2)(3)	Value of Initial Fixed $100 Investment Based on:		Net Income ($) (in thousands)	Core FFO per Share ($)
					TSR ($)	Peer Group TSR(4) ($)
2022	$4,072,342	$(5,447,460)	$1,814,895	$(1,979,905)	$121	$101	$183,765	$2.81
2021	3,175,600	11,759,386	1,485,900	4,980,787	221	134	146,935	2.26
2020	2,779,857	4,565,285	1,344,220	2,138,474	112	95	79,478	1.71
(1)     Tamara D. Fischer served as our principal executive officer during each year shown. Mr. Nordhagen served as our principal executive officer during 2018 and 2019.
(2)    Calculated for each year as set forth below. Fair value as referenced below is determined in accordance with ASC Topic 718 and for performance-based awards, reflects the maximum level of the LTIP grants and takes into account the probable outcome of the performance conditions as of the measurement date.

	2022		2021		2020
	PEO	Other NEOs Average(3)	PEO	Other NEOs Average(3)	PEO	Other NEOs Average(3)
Annual Total Compensation for covered fiscal year in Summary Compensation Table	$4,072,342	$1,814,895	$3,175,600	$1,485,900	$2,779,857	$1,344,220
Deduct grant date fair value of equity awards granted during the covered year-end	(2,200,000)	(700,000)	(1,640,000)	(600,000)	(1,440,000)	(586,667)
Year-end fair value of awards granted in the covered year that were outstanding and unvested as of the covered year-end	1,094,902	357,627	6,166,134	2,256,032	2,937,089	1,216,199
Year-over-year change in fair value of awards granted in prior years that are outstanding and unvested as of the covered year-end	(8,639,332)	(3,551,143)	3,920,318	1,776,199	162,170	80,850
Vesting date fair value of equity awards granted and vested in the covered year	—	—	—	—	—	—
Year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	—	—	—	—	—	—
Fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	—	—	—	—	—	—
Dollar value of dividends/earnings paid on equity awards in the covered year	224,628	98,716	137,334	62,656	126,169	83,872
Excess fair value for equity award modifications	—	—	—	—	—	—
Compensation Actually Paid	$(5,447,460)	$(1,979,905)	$11,759,386	$4,980,787	$4,565,285	$2,138,474

(3)    For each of 2020, 2021 and 2022, the Named Executive Officers included in this calculation are as follows: Mr. Nordhagen, Mr. Cramer and Mr. Togashi (collectively, the "Other NEOs").
(4)    The peer group utilized for the Peer Group TSR is the Nareit All Equity REIT Index.

Set forth below is a list of the three most important financial performance measures used to link executive compensation actually paid to our Named Executive Officers during 2022 to Company performance.
•Core FFO per share
•Same Store NOI

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	72

•the Company's TSR as compared to the MSCI US REIT Index and as compared to the Public Company Self Storage REIT Peers
Set forth below are charts showing the following relationships for each of 2020, 2021 and 2022:
•The relationship between our principal executive officer and Other NEO compensation actually paid as compared to the Company's cumulative TSR and the Nareit All Equity REIT Index cumulative TSR, in each case as shown in the above table.
•The relationship between our principal executive officer and Other NEO compensation actually paid as compared to the Company's net income.
•The relationship between our principal executive officer and Other NEO compensation actually paid as compared to the Company's Core FFO per share.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	73

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	74

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MATERIAL BENEFITS TO RELATED PARTIES

Transactions with Mr. Van Mourick
    In connection with the sourcing and underwriting of one property that we acquired as part of our portfolio between January 1, 2022 and December 31, 2022, we paid entities in which Mr. Van Mourick has an ownership interest $25,000 in cash consideration. Of the cash consideration paid, Mr. Van Mourick’s interest was approximately $8,750, excluding Mr. Van Mourick's respective share of any costs associated with the sourcing and underwriting of acquired properties.
Effective as of January 1, 2022, 82,611 subordinated performance units related to the Optivest managed portfolio ("Optivest subordinated performance units") were converted in a voluntary conversion into 235,241 OP units. Of this amount, an entity owned and controlled by Mr. Van Mourick received 52,954 OP units upon the conversion of 20,000 Optivest subordinated performance units.
Effective as of January 1, 2023, 32,796 Optivest subordinated performance units held by an entity owned and controlled by Mr. Van Mourick were converted in a voluntary conversion into 95,036 OP units.

See "–Facilities Portfolio, Sales Commission and Asset Management Agreements" and "–Tenant Insurance-Related Arrangements" below for certain additional transactions with Mr. Van Mourick.
Transactions with Mr. Warren
See "–Retirement of Northwest Self Storage as a PRO" below for certain transactions with Mr. Warren.
Transactions with Mr. Howard (5% or greater beneficial owner)
During the period between January 1, 2023 and March 15, 2023, the Company terminated a lease with several third parties, including an entity controlled by Mr. Howard, for vacant land owned by the Company at one of the Company's self storage facilities. In connection with the termination of the lease, the third parties, including Mr. Howard, contributed their rights to develop the vacant land to the Company. The aggregate consideration paid in connection with the termination of the lease and the contribution of the development rights was $750,000, of which the interest of Mr. Howard was approximately 11,147 Series A-1 preferred units in the Company's operating partnership with a value of approximately $253,037 based on the closing price of the Company's Series A preferred shares as of the closing date for the transaction.
See also "–Retirement of Northwest Self Storage as a PRO" below for certain additional transactions with Mr. Howard.
Retirement of Northwest Self Storage as a PRO
On December 31, 2021, the Company entered into a definitive agreement with Northwest, and, among others, Mr. Howard, who owns approximately 50% of Northwest's outstanding shares, and Mr. Warren, who was a party to the Facilities Portfolio Management Agreement with Northwest, for Northwest to retire as a PRO effective as of January 1, 2022. As a result, effective as of January 1, 2022, the Company no longer pays any supervisory and administrative fees or reimbursements to Northwest. In addition, effective as of January 1, 2022, we issued a non-voluntary conversion notice to convert all subordinated performance units related to Northwest's managed portfolio into OP units. As a result, the subordinated performance units related to Northwest's managed portfolio converted into 3,911,260 OP units effective January 1, 2022, and distributions on that series of subordinated performance units were discontinued. In addition, as provided in the Facilities Portfolio Management Agreement, effective as of January 1, 2022, the Company issued to Northwest or its affiliates 46,540 OP Units with a value of $3.2 million, which value was determined based on the ten day average closing price of the Company's Common Shares as of the

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	75

date immediately preceding the effective date of the retirement and represents four times the average of the normalized annual EBITDA from the management contracts related to Northwest's managed portfolio over the immediately preceding 24-month period. Of this amount, the interest of Mr. Howard was approximately 23,270 OP Units with a value of approximately $1.6 million. In addition, in connection with the retirement of Northwest as a PRO, the Company purchased certain tangible assets from Northwest for $0.1 million in cash, of which the interest of Mr. Howard was approximately $54,560.
Retirement of Move It Self Storage as a PRO
Effective as of January 1, 2023, Move It retired as a PRO. In connection with the retirement of Move It, effective as of January 1, 2023, we issued a non-voluntary conversion notice to convert all subordinated performance units related to Move It's managed portfolio into OP units, including the 163,128 subordinated performance units held by Mr. Nordhagen and the 74,617 subordinated performance units held by Mr. Cramer, in each case related to Move It's managed portfolio, and distributions on that series of subordinated performance units were discontinued. As a result, Mr. Nordhagen received 448,047 OP units and Mr. Cramer received 204,943 OP units effective as of January 1, 2023.
Employment Agreements
We have entered into employment agreements with each of our Named Executive Officers that provide for base salary, bonus and other benefits. See "Severance and Change in Control Arrangements—Employment Agreements."
Indemnification Agreements for Named Executive Officers and Trustees
We entered into indemnification agreements with members of our board of trustees and Named Executive Officers upon completion of our IPO or, if later, upon their election or appointment. These indemnification agreements provide indemnification to these persons by us to the maximum extent permitted by Maryland law and certain procedures for indemnification, including advancement by us of certain expenses relating to claims brought against these persons under certain circumstances.
Registration Rights Agreements
Concurrent with the IPO, we entered into the registration rights agreement with certain of our holders of our Common Shares (including Common Shares issuable upon redemption of OP units). In connection with the internalization of SecurCare and the acquisition of DLAN in March 2020, we granted registration rights to the shareholders of SecurCare and DLAN.
Facilities Portfolio, Sales Commission and Asset Management Agreements
Each self storage property that was contributed to our operating partnership or one of its subsidiaries by a PRO continues to be managed by the PRO that contributed the property, including those in which Mr. Van Mourick, one of our trustees, has an interest. A PRO may also manage other properties acquired by our operating partnership from time to time, in which event those properties also become part of a PRO's managed portfolio. Each PRO has entered into a facilities portfolio management and sales commission agreement with our Company with respect to its managed portfolio together with asset management agreements for each property. Mr. Van Mourick is a party to a facilities portfolio management and sales commission agreement and various asset management agreements or controls or is an investor in an entity that controls a party to such agreements. The asset management agreements include payments of supervisory and administrative fees and expense reimbursements to Optivest. For the year ended December 31, 2022, supervisory and administrative fees of $4.7 million were paid to Optivest. Of these supervisory and administrative fees paid to Optivest, Mr. Van Mourick’s interest was approximately $1.6 million, excluding his share of any costs associated with such fees. For the year ended December 31, 2022, expense reimbursements of $6.6 million were paid to Optivest. Such expense reimbursements between the Company, as property owner, and each PRO, as property manager, are considered customary and do not result in any profit for the PRO. Of these expense reimbursements, Mr. Van Mourick's interest was approximately $2.3 million. Upon certain retirement events, the management of the properties in such PRO's managed portfolio will be transferred to us (or

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	76

our designee) in exchange for OP units with a value equal to four times the average of the normalized annual EBITDA from the management contracts related to such PRO's managed portfolio over the immediately preceding 24-month period. Forms of our facilities portfolio management agreements are filed as exhibits to our SEC filings, available at www.sec.gov.
Tenant Insurance-Related Arrangements
We and certain of our PROs have various arrangements with regulated insurance companies to enable us to assist our tenants in obtaining insurance or tenant protection plans in association with storage rentals. These insurance companies typically pay some of our PROs access fees to help them procure business at our properties, and we receive a portion of such fees which are recognized as revenue at our properties. For the year ended December 31, 2022, tenant insurance-related and tenant protection plan-related access fees of $1.3 million were paid to an affiliate of Optivest. Of these tenant insurance-related and tenant protection plan-related access fees paid to the affiliate of Optivest, Mr. Van Mourick’s interest was approximately $0.4 million. Each PRO that arranges tenant insurance and/or tenant protection plans to tenants at the properties they manage maintains its own insurance or protection program, and in some cases our PROs or their affiliates have an ownership interest in the regulated insurance company that provides insurance coverage to our tenants at certain of the properties that they manage. As such, these PROs or their affiliates may benefit from our success in improving tenant insurance penetration through both improved property performance and improved performance of the respective insurance companies in which they may have an ownership stake.
RELATED TRANSACTIONS POLICY
In our code of business conduct and ethics and our transaction approval policy, we have a conflicts of interest policy that prohibits our trustees, officers and employees who provide services to us from engaging in any transaction that involves an actual or potential conflict of interest with us unless approved by a majority of our disinterested independent trustees. Exceptions may be made only after review and approval of specific or general categories by our board of trustees (in the case of executive officers or trustees) and our compliance officer (in the case of employees who are not executive officers and trustees).

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	77

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated, the following table sets forth information as of March 31, 2023 regarding the (A) beneficial ownership of Common Shares, which includes OP units and vested LTIP units in our operating partnership and, to the extent that the applicable lockup period has expired, OP units in our DownREIT partnerships, as if each unit were redeemed for one Common Share, by (i) each person known to us to be the beneficial owner of more than 5% of the outstanding Common Shares, (ii) our Named Executive Officers, (iii) our trustees and trustee nominees and (iv) all of our trustees, trustee nominees and Named Executive Officers as a group and (B) beneficial ownership of subordinated performance units (including subordinated performance units in our DownREIT partnerships), which may become voluntarily convertible by the holder into OP units if (1) the applicable lockup has expired, (2) certain performance thresholds for the year ended December 31, 2022 relating to the properties to which such units relate are achieved, and (3) notice of conversion is submitted by such holder on or prior to December 1st of a given year. Upon satisfaction of the foregoing conditions, conversions into OP units will become effective on the immediately succeeding January 1st (the "conversion date") and will convert based upon a formula utilizing cash available for distribution, or CAD, for the immediately trailing fiscal year prior to the conversion date. For more information, including information about conversions that became effective on January 1, 2023, see Note 15 to the Company's Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2022. The number of OP units into which a subordinated performance unit is convertible as of March 31, 2023 is not yet determinable for conversions made by subordinated performance unitholders on or prior to December 1, 2023 to be effective on January 1, 2024.

Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights.

	Common Shares Beneficially Owned			Subordinated Performance Units Owned
Name(1)	Number(2)		Percent(3)	Number(4)
Named Executive Officers, Trustees and Trustee Nominees:
Arlen D. Nordhagen	6,594,305	(5)	7.3%
Tamara D. Fischer	440,257	(6)	*	—
David G. Cramer	2,157,435	(7)	2.4%
Brandon S. Togashi	76,414	(8)	*	—
Paul W. Hylbert, Jr.	61,398	(9)	*	—
Chad L. Meisinger	137,713	(10)	*	—
Steven G. Osgood	125,844	(11)	*	—
Dominic M. Palazzo	43,248	(12)	*	—
Rebecca L. Steinfort	22,590	(13)	*	—
Mark Van Mourick	255,465	(14)	*	—
J. Timothy Warren	2,321,891	(15)	2.6%	—
Charles F. Wu	8,081	(16)	*	—
All trustees, trustee nominees and Named Executive Officers as a group (12 persons)	12,244,641		13.0%	—
5% or Greater Beneficial Owners
BlackRock, Inc.	9,715,309	(17)	10.7%	—

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	78

	Common Shares Beneficially Owned			Subordinated Performance Units Owned
Name(1)	Number(2)		Percent(3)	Number(4)
The Vanguard Group, Inc.	13,150,077	(18)	14.5%	—
Kevin M. Howard	7,779,428	(19)	8.0%	—
State Street Corporation	4,646,873	(20)	5.1%

Certain Other Equity Owners:
John Minar	3,871,293	(21)	4.2%	3,343,718
David Lamb	1,871,821	(22)	2.1%	1,846,666

*    Represents beneficial ownership of less than 1%.
(1)    The address for each of the trustees, trustee nominees and officers named above is 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111.
(2)    A person is deemed to be the beneficial owner of any Common Shares, OP units, DownREIT OP units or vested LTIP units in our operating partnership if that person has or shares voting power or investment power with respect to those Common Shares, OP units, DownREIT OP units or vested LTIP units or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. As used herein, "voting power" is the power to vote or direct the voting of shares or units and "investment power" is the power to dispose or direct the disposition of shares or units. The numerator in the column "Common Shares Beneficially Owned" includes each beneficial owner's Common Shares, OP units, DownREIT OP units and vested LTIP units and excludes each beneficial owner's unvested LTIP units, subordinated performance units and units in our DownREIT partnerships, except those units that are convertible into or exchangeable for Common Shares at any time within 60 days of the date of the table.
(3)    With respect to our Named Executive Officers, trustees, trustee nominees, and certain other equity owners, the denominator in the table is based on a total of 88,296,142 Common Shares outstanding as of March 31, 2023 (which includes restricted Common Shares), plus each person's OP units and vested LTIP units and, to the extent that the applicable lockup period has expired, OP units in our DownREIT partnerships, assuming that such person's OP units, DownREIT OP units and vested LTIP units have been converted or exchanged on a one-for-one basis into Common Shares, and none of the OP units, vested LTIP units, or DownREIT OP units held by other persons or entities are converted or exchanged for Common Shares.
(4)    Excluded from the column "Subordinated Performance Units Owned" are each holder's Common Shares, OP units, DownREIT OP units and LTIP units. Included are DownREIT subordinated performance units.
(5)    This amount includes 4,143,188 Common Shares for which Mr. Nordhagen has or shares voting and investment power directly or indirectly through his spouse or entities he controls, which includes 155,504 Common Shares for which Mr. Nordhagen has or shares voting and investment power directly or indirectly through the Nord Foundation, which is a nonprofit tax-exempt organization under section 501(c)(3) of the internal revenue code for which Mr. Nordhagen does not have a pecuniary interest, 1,986,603 OP units for which Mr. Nordhagen has or shares voting and investment power directly or indirectly through entities he controls, 463,261 DownREIT OP units for which Mr. Nordhagen has or shares voting and investment power directly or indirectly through his spouse or entities he controls and 1,253 vested LTIP units, and excludes 45,487 unvested LTIP units in our operating partnership. Mr. Nordhagen or entities he controls have pledged 100,000 Common Shares and 1,469,012 OP units to one or more banks or financial institutions as security for one or more loans. Mr. Nordhagen disclaims beneficial ownership over the units shown in the table, except to the extent of his pecuniary interest therein. In addition, Mr. Nordhagen has or shares voting and investment power directly or indirectly through his spouse or entities he controls with respect to 24,066 6.000% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value ("Series A Preferred Shares"), plus an additional 8,689 Series A Preferred Shares held by the Nord Foundation.
(6)    This amount includes 17,392 Common Shares, 418,626 OP units and 4,239 vested LTIP units and excludes 137,875 unvested LTIP units. In addition, Ms. Fischer has or shares voting and investment power over 1,500 Series A Preferred Shares.
(7)    This amount includes 1,902,822 Common Shares for which Mr. Cramer has or shares voting and investment power directly or indirectly through his spouse or entities he controls, 249,688 OP units that he owns directly and 4,925 vested LTIP units. This amount excludes 106,917 unvested LTIP units. Mr. Cramer has pledged 605,000 common shares to one or more banks or financial institutions as security for one or more loans. Mr. Cramer disclaims beneficial ownership over the units shown in the table, except to the extent of his pecuniary interest therein.
(8)    This amount includes 250 Common Shares, 75,007 OP units, and 1,157 vested LTIP units and excludes 60,502 unvested LTIP units.
(9)    This amount includes 16,350 Common Shares, 37,405 OP units, 3,781 vested LTIP units and 3,862 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Mr. Hylbert remains a trustee.
(10)    This amount includes 95,750 Common Shares, 35,144 OP units, 3,452 vested LTIP units and 3,367 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Mr. Meisinger remains a trustee.
(11)    This amount includes 118,300 OP units, 3,781 vested LTIP units and 3,763 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Mr. Osgood remains a trustee.
(12)    This amount includes 36,625 OP units, 2,959 vested LTIP units and 3,664 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Mr. Palazzo remains a trustee.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	79

(13)    This amount includes 15,771 OP units, 3,452 vested LTIP units and 3,367 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Ms. Steinfort remains a trustee.
(14)    This amount includes 1,280 Common Shares, 247,366 OP units for which Mr. Van Mourick has or shares voting and investment power directly or indirectly through entities he controls, 3,452 vested LTIP units and 3,367 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Mr. Van Mourick remains a trustee. Mr. Van Mourick is the general partner of Van Mourick Diversified, LP, which has pledged 103,100 OP units to one or more banks or financial institutions as security for one or more loans. Mr. Van Mourick disclaims beneficial ownership over the units shown in the table, except to the extent of his pecuniary interest therein.
(15)    This amount includes 55,965 Common Shares, 2,259,107 OP units for which Mr. Warren has or shares voting and investment power and that are held directly or indirectly through entities he controls, 3,452 vested LTIP units and 3,367 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Mr. Warren remains a trustee. Mr. Warren is a co-Manager of JHJ Properties, which has pledged 278,862 OP units to one or more banks or financial institutions as security for one or more loans. Mr. Warren disclaims beneficial ownership over the units shown in the table, except to the extent of his pecuniary interest therein. In addition, Mr. Warren has or shares voting and investment power directly or indirectly through entities he controls with respect to 5,800 Series A Preferred Shares.
(16)    This amount includes 4,714 vested LTIP units, and 3,367 unvested LTIP units that are scheduled to vest on the earlier of May 24, 2023 and the calendar day immediately preceding the Annual Meeting, so long as Mr. Wu remains a trustee.
(17)    Based on information provided in a Schedule 13G/A filed on January 23, 2023, BlackRock, Inc. reported sole voting power with respect to 9,370,699 Common Shares and sole dispositive power with respect to 9,715,309 Common Shares. The Schedule 13G reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G. BlackRock Inc.'s address is 55 East 52nd Street, New York, NY 10055.
(18)    Based on information provided in a Schedule 13G/A filed on February 9, 2023, The Vanguard Group- 23-1945930 ("Vanguard") reported shared voting power with respect to 104,682 Common Shares, sole dispositive power with respect to 12,957,493 Common Shares and shared dispositive power with respect to 192,584 Common Shares. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. Vanguard's address is 100 Vanguard Blvd., Malvern, PA 19355.
(19)    This amount includes 20,500 Common Shares held directly by Mr. Howard and 7,758,928 OP units for which Mr. Howard has or shares voting and investment power directly or indirectly through entities he controls. Mr. Howard is the Managing Member of Howard Family Limited Partnership I, which has pledged 2,674,696 OP units to one or more banks or financial institutions as security for one or more loans. Mr. Howard disclaims beneficial ownership over the units shown in the table, except to the extent of his pecuniary interest therein. In addition, Mr. Howard has or shares voting and investment power directly or indirectly through his spouse or entities he controls with respect to 11,147 Series A-1 preferred units in our operating partnership.
(20)    Based on information provided in a Schedule 13G/A filed on February 10, 2023, State Street Corporation reported shared voting power as to 3,448,483 Common Shares and shared dispositive power as to 4,646,873 Common Shares. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. State Street Corporation's address is State Street Financial Center, One Lincoln Street, Boston, MA 02111.
(21)    This amount includes 172,551 Common Shares, 2,124,236 OP units and 1,574,506 DownREIT OP units for which Mr. Minar has or shares voting and investment power and that are held directly or indirectly through entities he controls, and excludes 595,611 subordinated performance units in our operating partnership and 2,748,107 DownREIT subordinated performance units that are held in entities controlled by Mr. Minar. Mr. Minar has pledged 1,118,799 OP units and 1,182,076 DownREIT OP units to one or more banks or financial institutions as security for one or more loans. Mr. Minar disclaims beneficial ownership over the units shown in the table, except to the extent of his pecuniary interest therein.
(22)     This amount includes 491,418 Common Shares, 1,297,679 OP units and 82,724 DownREIT OP units that Mr. Lamb has or shares voting and investment power and are held directly or indirectly through entities he controls and excludes 472,248 subordinated performance units in our operating partnership and 1,374,418 DownREIT subordinated performance units that are held in entities controlled by Mr. Lamb. Mr. Lamb is a trustee of Lamb Family Trust, which has pledged 575,000 OP units to one or more banks or financial institutions as security for one or more loans. Mr. Lamb disclaims beneficial ownership over the units shown in the table, except to the extent of his pecuniary interest therein.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	80

OTHER MATTERS

Our board of trustees knows of no other business that may be properly presented at the Annual Meeting. The proxies for the Annual Meeting confer discretionary authority on the persons named therein as proxy holders to vote on any matter proposed by shareholders for consideration at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the Common Shares represented by properly submitted proxies in their discretion.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	81

SUBMISSION OF SHAREHOLDER PROPOSALS

Any shareholder intending to present a proposal at our 2024 annual meeting of shareholders (the "2024 Annual Meeting") and have the proposal included in the proxy statement and proxy card for such meeting (pursuant to Rule 14a-8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, deliver the proposal in writing to us no later than December 9, 2023, which is 120 days prior to the one-year anniversary of the first distribution to shareholders of this proxy statement.

Our Bylaws currently provide that a shareholder intending to nominate a trustee or present a shareholder proposal of other business for consideration at the 2024 Annual Meeting, but not intending for such a nomination or proposal to be considered for inclusion in our proxy statement and proxy card relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must deliver a notification to us in writing no earlier than the 150th day and not later than 5:00 p.m., mountain time, on the 120th day prior to the first anniversary of the date that the proxy statement for the immediately preceding annual meeting of shareholders was first released to our shareholders; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., mountain time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, assuming that the date of the 2024 Annual Meeting is not advanced or delayed by more than 30 days from the first anniversary of the date of the 2023 Annual Meeting, to timely submit a trustee candidate for nomination or propose other business for consideration at our 2024 Annual Meeting, shareholders must have delivered the nomination or proposal, in writing, by December 9, 2023, but in no event earlier than November 9, 2023. The written notice must set forth the information and include the materials required by our Bylaws. The advanced notice procedures set forth in our Bylaws do not affect the right of shareholders to request the inclusion of certain proposals in our proxy statement pursuant to SEC rules.
In addition to satisfying the notice requirements under our Bylaws, any shareholder who intends to solicit proxies in support of trustee nominees other than the Company's nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act, including providing a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company's shares entitled to vote on the election of trustees in support of trustee nominees other than the Company's nominees, at least 60 days before the anniversary of the prior year's annual meeting, which, for statements delivered with respect to the 2024 annual meeting, will be March 23, 2024 (assuming that the date of the 2024 Annual Meeting is not advanced or delayed by more than 30 days from the first anniversary of the date of the 2023 Annual Meeting). If our 2024 Annual Meeting is changed by more than 30 calendar days from the first anniversary of our 2023 Annual Meeting, shareholders must comply with the requirements of Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.
Any such nomination or proposal should be sent to our corporate secretary at National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111, and, to the extent applicable, must include the information and other materials required by our Bylaws.
Our board of trustees knows of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	82

DELIVERY OF MATERIALS

In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to our shareholders, we are, except as described below, furnishing proxy materials, including this Proxy Statement and our 2022 Annual Report to Shareholders, by providing access to these documents on the Internet. Accordingly, on or about April 7, 2023, the Notice will be sent to our beneficial owners of shares (i.e., those who hold in street name through a bank, broker or other intermediary). The Notice provides instructions for accessing our proxy materials on the Internet and instructions for receiving printed copies of the proxy materials without charge by mail or electronically by email. Please follow the instructions included in the Notice.
The Notice provides you with instructions regarding the following: (1) viewing our proxy materials for the Annual Meeting on the Internet; (2) voting your shares after you have viewed our proxy materials; (3) requesting a printed copy of the proxy materials; and (4) instructing us to send our future proxy materials to you. We believe the delivery options allow us to provide our shareholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
In addition, certain shareholders of record (i.e., those who hold shares directly in their name with our transfer agent) will be sent, by mail, this Proxy Statement, the Notice of Annual Meeting of Shareholders and the related proxy card on or about April 14, 2023.
MULTIPLE COPIES OF OUR ANNUAL REPORT TO SHAREHOLDERS
The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely receive only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder should contact their broker or send a request to our corporate secretary at our principal executive offices, National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111, telephone number (720) 630-2600. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2022 Annual Report to Shareholders and this Proxy Statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered. Similarly, you may also contact us if you received multiple copies of such materials and would prefer to receive a single copy in the future.
CHANGING THE WAY YOU RECEIVE PROXY MATERIALS IN THE FUTURE
Instead of receiving a Notice in the mail for future meetings, shareholders may elect to receive links to proxy materials by e-mail or to receive a paper copy of the proxy materials and a paper proxy card by mail. If you elect to receive proxy materials by e-mail, you will not receive a Notice in the mail. Instead, you will receive an e-mail with links to proxy materials and online voting. In addition, if you elect to receive a paper copy of the proxy materials, or if applicable rules or regulations require paper delivery of the proxy materials, you will receive a Notice in the mail. If you received a paper copy of the proxy materials or the Notice in the mail, you can eliminate all such paper mailings in the future by electing to receive an e-mail that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing such

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	83

documents to you and help us conserve natural resources. You can change your election by directing your request in writing to National Storage Affiliates Trust, 8400 East Prentice Avenue, 9th Floor, Greenwood Village, CO 80111, Attention: Investor Relations, by sending a blank e-mail with the 16-digit control number on your Notice to sendmaterial@proxyvote.com, via the Internet at www.proxyvote.com, or by telephone at 1-800-579-1639. Your election will remain in effect until you change it.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	84

MISCELLANEOUS

We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting. This solicitation is being made primarily by mail but may also be made by our trustees, Named Executive Officers and employees by telephone, facsimile transmission, electronic transmission, Internet, mail or personal interview. No additional compensation will be given to our trustees, Named Executive Officers or employees for this solicitation. We will request brokerage firms, banks, broker-dealers and other intermediaries who hold Common Shares in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokerage firms, banks, broker-dealers and other intermediaries for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K (FILED WITH THE SEC), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS AT NATIONAL STORAGE AFFILIATES TRUST, 8400 EAST PRENTICE AVENUE, 9TH FLOOR, GREENWOOD VILLAGE, CO 80111.

By Order of the Board of Trustees,

Tamara D. Fischer
Executive Chair

Arlen D. Nordhagen
Vice Chair

Greenwood Village, Colorado
April 7, 2023

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	85

APPENDIX A - RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
CORE FFO

Funds from operations, or FFO, is a widely used performance measure for real estate companies and is provided here as a supplemental measure of our operating performance. The December 2018 Nareit Funds From Operations White Paper - 2018 Restatement, which we refer to as the White Paper, defines FFO as net income (as determined under GAAP), excluding: real estate depreciation and amortization, gains and losses from the sale of certain real estate assets, gains and losses from change in control, mark-to-market changes in value recognized on equity securities, impairment write-downs of certain real estate assets and impairment of investments in entities when it is directly attributable to decreases in the value of depreciable real estate held by the entity and after items to record unconsolidated partnerships and joint ventures on the same basis. Distributions declared on subordinated performance units and DownREIT subordinated performance units represent our allocation of FFO to noncontrolling interests held by subordinated performance unitholders and DownREIT subordinated performance unitholders. For purposes of calculating FFO attributable to common shareholders, OP unitholders, and LTIP unitholders, we exclude distributions declared on subordinated performance units, DownREIT subordinated performance units, preferred shares and preferred units. We define Core FFO as FFO, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our core operating performance. These further adjustments consist of acquisition costs, gains on debt forgiveness, gains (losses) on early extinguishment of debt, casualty-related expenses or losses and adjustments for unconsolidated partnerships and joint ventures.
Management uses FFO and Core FFO as key performance indicators in evaluating the operations of our properties. Given the nature of our business as a real estate owner and operator, we consider FFO and Core FFO as key supplemental measures of our operating performance that are not specifically defined by GAAP. We believe that FFO and Core FFO are useful to management and investors as a starting point in measuring our operational performance because FFO and Core FFO exclude various items included in net income (loss) that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of self storage properties and depreciation, which can make periodic and peer analyses of operating performance more difficult. Our computation of FFO and Core FFO may not be comparable to FFO reported by other REITs or real estate companies.
FFO and Core FFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as total revenues, operating income and net income (loss). FFO and Core FFO do not represent cash generated from operating activities determined in accordance with GAAP and are not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and Core FFO should be compared with our reported net income (loss) and considered in addition to cash flows computed in accordance with GAAP, as presented in our consolidated financial statements.
The following table presents a reconciliation of earnings (loss) per share - diluted to FFO and Core FFO per share and unit for the periods presented:

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	86

	Year Ended December 31,
	2022	2021
Earnings (loss) per share - diluted	$0.99	$0.98
Impact of the difference in weighted average number of shares(1)	(0.28)	0.18
Impact of GAAP accounting for noncontrolling interests, two-class method and treasury stock method(2)	0.62	—
Add real estate depreciation and amortization	1.79	1.38
Add Company's share unconsolidated venture real estate depreciation and amortization	0.13	0.14
Subtract gain on sale of self storage properties	(0.05)	—
Mark-to-market changes in value recognized on equity securities	—	—
FFO attributable to subordinated performance unitholders	(0.46)	(0.44)
FFO per share and unit	2.74	2.24
Add acquisition costs	0.02	0.02
Add casualty-related expenses	0.05	—
Core FFO per share and unit	$2.81	$2.26

(1) Adjustment accounts for the difference between the weighted average number of shares used to calculate diluted earnings per share and the weighted average number of shares used to calculate FFO and Core FFO per share and unit. Diluted earnings per share is calculated using the two-class method for the Company's restricted common shares, the treasury stock method for certain unvested LTIP units, and includes the assumption of a hypothetical conversion of subordinated performance units and DownREIT subordinated performance units into OP units, even though such units may only be convertible into OP units (i) after a lock-out period and (ii) upon certain events or conditions. For additional information about the conversion of subordinated performance units, DownREIT subordinated performance units and LTIP units into OP units, see Note 10 of our annual report on Form 10-K filed with the SEC on February 27, 2023. The computation of weighted average shares and units for FFO and Core FFO per share and unit includes all restricted common shares and LTIP units that participate in distributions and excludes all subordinated performance units and DownREIT subordinated performance units because their effect has been accounted for through the allocation of FFO to the related unitholders based on distributions declared.

(2) Represents the effect of adjusting the numerator to consolidated net income (loss) prior to GAAP allocations for noncontrolling interests, after deducting preferred share and unit distributions, and before the application of the two-class method and treasury stock method, as described in footnote (1).

NOI
Net operating income, or NOI, represents rental revenue plus other property-related revenue less property operating expenses. NOI is not a measure of performance calculated in accordance with GAAP.
We believe NOI is useful to investors in evaluating our operating performance because:
•NOI is one of the primary measures used by our management and our PROs to evaluate the economic productivity of our properties, including our ability to lease our properties, increase pricing and occupancy and control our property operating expenses;
•NOI is widely used in the real estate industry and the self storage industry to measure the performance and value of real estate assets without regard to various items included in net income that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods, the book value of assets, and the impact of our capital structure; and
•We believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the cost basis of our assets from our operating results.
There are material limitations to using a non-GAAP measure such as NOI, including the difficulty associated with comparing results among more than one company and the inability to analyze certain significant items, including depreciation and interest expense, that directly affect our net income (loss). We compensate for these limitations by considering the economic effect of the excluded expense items independently as well as in connection with our analysis of net income (loss). NOI should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as total revenues and net income (loss).
The following table presents a reconciliation of net income (loss) to NOI and same store data for the periods presented (dollars in thousands):

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	87

	Year Ended December 31,
	2022	2021
Rental revenue
Same store portfolio	$531,870	$472,218
Non-same store portfolio	216,944	69,329
Total rental revenue	748,814	541,547
Other property-related revenue
Same store portfolio	16,869	17,120
Non-same store portfolio	8,262	2,630
Total other property-related revenue	25,131	19,750
Property operating expenses
Same store portfolio	140,724	134,276
Non-same store portfolio	70,301	21,671
Prior period comparability adjustment	—	(682)
Total property operating expenses	211,025	155,265
Net operating income
Same store portfolio	408,015	355,062
Non-same store portfolio	154,905	50,970
Total net operating income	562,920	406,032
Management fees and other revenue	27,624	24,374
General and administrative expenses	(59,311)	(51,001)
Depreciation and amortization	(233,158)	(158,312)
Other	(8,537)	(2,853)
Other (expense) income
Interest expense	(110,599)	(72,062)
Equity in earnings of unconsolidated real estate ventures	7,745	5,294
Acquisition costs	(2,745)	(1,941)
Non-operating expense	(951)	(906)
Gain on sale of self storage properties	5,466	—
Other expense	(101,084)	(69,615)
Income before income taxes	188,454	148,625
Income tax expense	(4,689)	(1,690)
Net income	$183,765	$146,935
EBITDA AND ADJUSTED EBITDA
We define EBITDA as net income (loss), as determined under GAAP, plus interest expense, loss on early extinguishment of debt, income taxes, depreciation and amortization expense and the Company's share of unconsolidated real estate venture depreciation and amortization. We define Adjusted EBITDA as EBITDA plus acquisition costs, organizational and offering expenses, equity-based compensation expense, losses on sale of properties and impairment of long-lived assets, minus gains on sale of properties and debt forgiveness, and after adjustments for unconsolidated partnerships and joint ventures. These further adjustments eliminate the impact of items that we do not consider indicative of our core operating performance. In evaluating EBITDA and Adjusted EBITDA, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	88

We present EBITDA and Adjusted EBITDA because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. EBITDA and Adjusted EBITDA have limitations as an analytical tool. Some of these limitations are:
•EBITDA and Adjusted EBITDA do not reflect our cash expenditures, or future requirements, for capital expenditures, contractual commitments or working capital needs;
•EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
•Adjusted EBITDA excludes equity-based compensation expense, which is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period;
•EBITDA and Adjusted EBITDA do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations; and
•other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations by considering the economic effect of the excluded expense items independently as well as in connection with our analysis of net income (loss). EBITDA and Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as total revenues and net income (loss).
The following table presents a reconciliation of net income to EBITDA and Adjusted EBITDA for the periods presented (dollars in thousands):

	Year Ended December 31,
	2022	2021
Net income	$183,765	$146,935
Add:
Depreciation and amortization	233,158	158,312
Company's share of unconsolidated real estate venture depreciation and amortization	17,072	15,408
Income tax expense	4,689	1,690
Interest expense	110,599	72,062
EBITDA	549,283	394,407
Add (subtract):
Acquisition costs	2,745	1,941
Gain on sale of self storage properties	(5,466)	—
Casualty related expenses (recoveries)	6,388	—
Equity-based compensation expense	6,258	5,462
Adjusted EBITDA	$559,208	$401,810

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	89

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	90

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 22, 2023:
The 2022 Annual Report to Shareholders, Notice and Proxy Statement and the means to vote by Internet or telephone are available at www.proxyvote.com.

V04435-P87888

NATIONAL STORAGE AFFILIATES TRUST
8400 East Prentice Avenue, 9th Floor
Greenwood Village, CO 80111
This proxy is solicited by the Board of Trustees of National Storage Affiliates Trust

The undersigned shareholder of National Storage Affiliates Trust, a Maryland real estate investment trust (the "Company"), hereby appoints David G. Cramer and Brandon S. Togashi, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, to attend the Annual Meeting of Shareholders of the Company to be held on May 22, 2023, at 11:00 a.m., mountain daylight time, via live webcast at www.virtualshareholdermeeting.com/NSA2023, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting. The undersigned acknowledges receipt of the Notice of such Annual Meeting and accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy previously given with respect to the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE CAST "FOR" THE ELECTION OF EACH OF THE TRUSTEE NOMINEES NAMED IN THE PROXY STATEMENT, "FOR" ITEM 2, "FOR" ITEM 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side

NATIONAL STORAGE AFFILIATES 2023 PROXY STATEMENT	91